UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09973

Excelsior Venture Investors III, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road

Stamford, CT 06905

(Address of principal executive offices) (Zip code)

James D. Bowden

Bank of America Capital Advisors LLC

100 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-352-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

EXCELSIOR

VENTURE INVESTORS III, LLC

ANNUAL REPORT

October 31, 2008

Excelsior Venture Investors III, LLC

CONTENTS

FINANCIAL STATEMENTS

(Unaudited Information)

Dear Members,

We are pleased to present the 2008 annual report for Excelsior Venture Investors III, LLC (the “Fund”) for the fiscal year ended October 31, 2008. Excelsior Venture Investors III, LLC has invested in Excelsior Venture Partners III, LLC (the “Portfolio”), and information about the Portfolio is provided below.

At the end of the Fund’s fourth quarter, which ended on October 31, 2008, the Portfolio held 5 direct active investments valued at approximately $11.4 million and 9 limited partnership (“LP”) investments valued at approximately $17.4 million. On October 31, 2008, the Portfolio’s net asset value (“NAV”) stood at $136.44 per unit, down from its $245.05 per unit at October 31, 2007. The decrease in the Portfolio’s net asset value resulted principally from a net decrease in net assets from operations of ($37.11) per unit and a distribution of ($71.50) per unit to unit holders. The Portfolio currently holds two high-potential deals which we expect to manage over the next few years. The Portfolio’s private and third-party investments are summarized herein starting on page 3.

Please find below some excerpts from the National Venture Capital Association (“NVCA”) that we find useful in understanding the venture capital investing environment.

Venture Capital Fundraising:

Fifty-five venture capital funds raised $8.1 billion dollars for the quarter ended September 30, 2008. The number of funds raised in the quarter decreased by 29% from the same period in 2007, while the dollar value decreased by 6%. This quarter’s figures represented a 27.6% reduction in the number of funds and a 12.2% reduction in commitments made. Forty-five of the fifty-five funds raised during the period were follow-on funds with the remaining first time funds.

Venture Capital Exits:

There was one IPO in current quarter and six IPO’s in first three quarters of 2008. Fifty-eight venture-backed mergers and acquisitions (“M&A”) were completed during the three months ended September 30, 2008. These transactions represent an 18.3% reduction in number of M&A deals compared to prior quarter. The total M&A values decreased by $638 million from prior quarter. Average M&A deal size decreased from $197.7 million to $146.4 million.

1

Venture Capital Performance:

Venture Capital Fundraising decreased in the current quarter. The exit environment for venture backed companies is in crisis. Despite the declining investment activity, amounts invested are still within historical norms. The impact of declining exit values will begin to affect performance numbers but are relatively stable for the time being.

Below is the Investment Horizon Performance through June 30, 2008:

	1 Yr	3 Yr	5 Yr	10 Yr	20 Yr
Venture — 3/31/08	13.3%	9.6%	9.0%	17.2%	16.8%
Venture — 6/30/08	5.1%	8.5%	8.8%	16.6%	16.9%
NASDAQ — 3/31/08	(5.5)%	4.3%	11.0%	2.2%	9.4%
NASDAQ — 6/30/08	(11.1)%	3.6%	7.0%	1.9%	9.2%
S&P 500 — 3/31/08	(6.4)%	3.8%	9.1%	1.8%	8.5%
S&P 500 — 6/30/08	(13.8)%	2.4%	5.5%	1.2%	8.0%

Source: Thomson Reuters’ US Private Equity Performance Index (PEPI)/NVCA

*	The Private Equity Performance Index is based on the latest quarterly statistics from Thomson Reuters’ Private equity Performance Database analyzing the cashflows and returns for over 1941 US venture capital and private equity partnerships with a capitalization of $828 billion. Sources are financial documents and schedules from Limited Partner investors and General Partners. All returns are calculated by Thomson Reuters from the underlying financial cashflows. Returns are net to investors after management fees and carried interest.

The following is a summary of the Fund’s investment portfolio.

*	This amount represents money market instruments and other cash equivalents held to fund follow-on investments in private companies, to meet contractual commitments to private investment funds and operation expense requirements of the Portfolio and the Fund.

Percentages are derived by taking each of the Portfolio’s investment’s fair value within an industry divided by the Fund’s investments; thus the percentages are not based on the net asset value of the Portfolio or the Fund.

NOTE: This table reports the Fund’s proportionate share of the Portfolio’s investments.

2

Investments Held — Private

Archemix Corporation (“Archemix”)

Description: Archemix is a biopharmaceutical company leading the development of aptamers as a new class of directed therapeutics for the prevention and treatment of chronic and acute disease. Aptamers can be used in a wide range of disease areas, including many of those currently addressed by protein-based therapeutics, and can be produced quickly and economically. With a portfolio of over 300 patents and patent applications, Archemix holds the key to the development of aptamer technology and its implications for the pharmaceutical industry. Archemix is focused on using its expertise to aggressively pursue drug discovery and development in a variety of areas. As of October 31, 2008, the Portfolio has invested $2.7 million in Archemix and values its investment at $2.2 million.

2008 Activity and Outlook: Archemix continues to progress in terms of development of aptamer products, patents and collaboration agreements. Archemix announced on November 18th, 2008 a proposed merger with NitroMed, Inc., which trades on the NASDAQ under the symbol NTMD, whereby Archemix would be the surviving company. The proposed merger should allow the company to grow its business through this difficult financing environment. The merger is subject to various shareholder approvals and is expected to be completed by the second quarter of 2009. More information can be found on Form 8K regarding the transaction filed by/on behalf of NitroMed, Inc. on December 8, 2008.

Ethertronics, Inc. (“Ethertronics”)

Description: Ethertronics designs and manufactures the industry’s only Isolated Magnetic Dipole™ (“IMD”) internal antennas for wireless devices. Used in cellular and wireless LAN applications — phones, notebooks, LAN cards, PDAs, Bluetooth devices and GPS receivers — IMD antennas provide longer-range, increased signal strength and improved voice/data quality inside buildings, particularly in noisy environments and in fringe network coverage areas. As of October 31, 2008, the Portfolio has invested $9.2 million in Ethertronics and values its investment at $9.2 million.

2008 Activity and Outlook: In 2008, Ethertronics met key sales, operations and cash flow goals set by the investors and board. Ethertronics has become a key supplier to top tier vendors like Amoi, Casio, Compal, HP, Lenovo, Mobicom, Samsung, Symbol/Motorola and Techfaith. Ethertronics’ plan for next year includes a meaningful increase in revenue and cash flow.

SOA Software, Inc. (“SOA” f/k/a LogicLibrary, Inc.)

Description: SOA is the leading provider of a software system that enables the management and reuse of software development assets for large enterprises and IT environments. SOA’s patent-pending technology provides a comprehensive and collaborative approach for creating, migrating and integrating enterprise applications for use in service-oriented architecture, web services and other software development initiatives. As of October 31, 2008, the Portfolio has invested $5.7 million in SOA and values its investment at zero. As the Portfolio’s equity position in SOA is junior to other preferred shareholders, despite some positive news SOA is valued at zero.

2008 Activity and Outlook: The merger between SOA and LogicLibrary, Inc. was successfully completed in May 2008. While SOA Software has outstanding run-time or operationally focused service-orientated architecture governance solution, the addition of LogicLibrary, Inc.’s core strength in development and design time governance will expand their product suite. With the addition of Logidex, the combined company can offer differentiated governance solutions that start with Planning Governance (Logidex) flows to LifeCycle Governance (Logidex and Workbench) and finally Run-time Governance (Service Manager). The combination of these products creates a broad and integrated governance suite that can be managed from a single focal point. The company has several strategic initiatives underway to ensure the SOA can continue to grow during this difficult financing environment.

3

OpVista, Inc. (“OpVista”)

Description: OpVista provides advanced optical network solutions for advanced video and IP services. OpVista’s reconfigurable optical transport systems are uniquely suited to deliver triple play convergence, especially advanced video and IP services, for cable and communications service providers. As of October 31, 2008, the Portfolio has invested $15.4 million in OpVista and values its investment at zero. As the Portfolio’s equity position in OpVista is junior to other preferred shareholders, despite some positive news OpVista is valued at zero.

2008 Activity and Outlook: OpVista is going into telecom equipment markets because the opportunities in the company’s previous markets for cable equipment have declined during 2007. Due to this decline in business relative to the business plan and the change in marketing, the company needed to raise additional equity. There is a long time horizon needed to achieve significant revenue progress in telecom markets so we do not expect rapid growth in revenues for 2008-2009.

Tensys Medical, Inc. (“Tensys”)

Description: Tensys designs, develops, manufactures and markets a continuous, non-invasive arterial blood pressure management system. This method is more effective than intermittent cuff-based systems and far less invasive than arterial cannulation. As of October 31, 2008, the Portfolio has invested $6.8 million in Tensys and values its investment at zero. As the Portfolio’s equity position in Tensys is junior to other preferred shareholders, despite some positive news Tensys is valued at zero.

2008 Activity and Outlook: Tensys continues to invest in research and development to refine its non-invasive blood-pressure-monitoring products to improve market acceptance. Feedback from customers and increased usability of Tensys’ new products indicate that earlier usability issues, which were a key stumbling block, have been addressed successfully. Tensys and its board of directors agreed to a Merger and Acquisition transaction with a privately held company. This transaction will not provide any liquidity to the Portfolio and is expected to occur in first quarter 2009.

Investments Held — Public

Genoptix, Inc. (“Genoptix”)

Description: Genoptix provides Personalized Medicine Services to hematologists and oncologists and their patients through its CLIA- and CAP-certified testing laboratory to aid in the treatment of blood and bone-marrow malignancies. Genoptix’s Personalized Medicine Services combines proprietary and exclusive tests with advanced clinical techniques to provide comprehensive evaluation to individual patients. Genoptix tests monitor an individual patient’s response to chemotherapeutic agents in leukemia and other blood-related cancers. These services help physicians deliver personalized patient management which results in accurate diagnoses, more effective treatment, reduced adverse effects, enhanced monitoring and improved outcomes As of October 31, 2008, the Portfolio has liquidated its position in Genoptix.

2008 Activity and Outlook: Genoptix which trades on the NASDAQ under the symbol GXDX, was sold down strategically over the course of a ten month period. The Portfolio invested $4.8 million in Genoptix and generated proceeds of $21.5 million through the sales for a 4.5X return on its investment with an IRR of 31%.

4

Exits

The Portfolio liquidated its interest in eleven of its portfolio companies since inception. As a result of these exits, the Portfolio realized proceeds of $64.0 million. Total cost for these eleven companies was $64.6 million.

The Portfolio made a $4.8 million investment in Genoptix in July 2003. After Genoptix went public in late 2007, the Portfolio began to strategically liquidate its position and as a result generated proceeds of $21.5 million for a 4.5X return on its investment with an IRR of 31%.

Investments Held — Third Party Investment Funds

Advanced Technology Ventures VII, L.P. (“ATV”) is a $700 million venture capital fund targeting multi-stage information technology, communications and life sciences companies. As of October 31, 2008, ATV has drawn approximately $2.5 million of the Portfolio’s $2.7 million capital commitment. At October 31, 2008, the total value (fair market value plus distributions) of this investment was $2.0 million.

Burrill Life Sciences Capital Fund (“Burrill”) is a $200 million venture capital fund established to invest primarily in innovative, early-stage life science venture opportunities. As of October 31, 2008, Burrill has drawn approximately $2.3 million of the Portfolio’s $3.0 million capital commitment. At October 31, 2008, the total value (fair market value plus distributions) of this investment was $1.6 million.

CHL Medical Partners II, L.P. (“CHL”) is a $125 million venture capital fund targeting start-up and early-stage medical technology and life sciences companies. As of October 31, 2008, CHL has drawn approximately $1.9 million of the Portfolio’s $2.0 million capital commitment. At October 31, 2008, the total value (fair market value plus distributions) of this investment was $1.5 million.

CMEA Ventures VI, L.P. (“CMEA”) is a $100 million venture capital fund targeting both early life science and information technology companies. As of October 31, 2008, CMEA has drawn approximately $2.3 million of the Portfolio’s $3.0 million capital commitment. At October 31, 2008, the total value (fair market value plus net distributions) of this investment was $2.8 million.

Morgenthaler Venture Partners VII, L.P. (“Morgenthaler”) is an $850 million venture capital fund targeting multi-stage information technology, communications and health care companies. As of October 31, 2008, Morgenthaler has drawn approximately $2.9 million of the Portfolio’s $3.0 million capital commitment. At October 31, 2008, the total value (fair market value plus distributions) of this investment was $1.8 million.

Prospect Venture Partners II, L.P. (“Prospect”) is a $500 million venture capital fund targeting multi-stage life sciences companies. As of October 31, 2008, Prospect has drawn approximately $2.6 million of the Portfolio’s $3.0 million capital commitment. At October 31, 2008, the total value (fair market value plus distributions) of this investment was $1.6 million.

Sevin Rosen IX, L.P. (“Sevin Rosen”) is a top-tier early-stage venture capital firm, which closed a $305 million venture capital fund dedicated to early-stage technology investments. As of October 31, 2008, Sevin Rosen has drawn approximately $2.3 million of the Portfolio’s $3.0 million capital commitment. At October 31, 2008, the total value (fair market value plus distributions) of this investment was $1.7 million.

5

Tallwood II, L.P. (“Tallwood”) is a $150 million venture capital fund established to invest in attractive, early-stage growth companies possessing leading-edge technology in the semiconductor industry. As of October 31, 2008, Tallwood has approximately $3.0 million of the Portfolio’s $3.0 million capital commitment. At October 31, 2008, the total value (fair market value plus distributions) of this investment was $2.0 million.

Valhalla Partners, L.P. (“Valhalla”) is a $200 million venture capital fund established to invest in attractive early-stage venture capital investments in information technology companies in the Mid-Atlantic region. As of October 31, 2008, Valhalla has drawn approximately $2.6 million of the Portfolio’s $3.0 million capital commitment. At October 31, 2008, the total value (fair market value plus net distributions) of this investment was $2.4 million.

The Portfolio continues to monitor the progress of the Portfolio’s investments in light of the current economic environment. While our short-term outlook for liquidity appears challenging, there is still value in the investments the Portfolio owns. Thus, the Portfolio’s commitment to maximize the value from the investments is our highest priority. Lastly, the Portfolio is managing the liquidity it possess in a judicious manner in light of the challenging financing environment and intends to dedicate its resources to those opportunities that possess the greatest potential.

Respectfully submitted,

/s/ James D. Bowden	/s/ Steve L. Suss
James D. Bowden James D. Bowden Chief Executive Officer and President	Steve L. Suss Chief Financial Officer and Treasurer

I, James D. Bowden and Steve L. Suss, on behalf of the Alternative Investment Solutions, certify that: the views expressed in these materials accurately reflect our personal views about the subject securities and issuers and that no part of our compensation was, is or will be related to the specific recommendations or views contained in these materials.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. This summary is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any security, investment, or fund, nor does it contend to address the financial objectives, situation or specific needs of any individual reader. Likewise, the information presented does not constitute, and should not be construed as, investment advice or recommendations with respect to the securities mentioned. Additional information is available upon request. Past performance is no guarantee of future results.

6

Excelsior Venture Investors III, LLC

Portfolio of Investments October 31, 2008

Units		Fair Value (Note 1)	% of Net Assets***
INVESTMENT PARTNERSHIP
187,409	Excelsior Venture Partners III, LLC	$25,570,437	99.13%

TOTAL INVESTMENT		25,570,437	99.13%
OTHER ASSETS & LIABILITIES (NET)		224,561	0.87%

NET ASSETS		$25,794,998	100.00%

***	Calculated as fair value divided by the Fund’s Net Assets.

The accompanying notes are an integral part of these Financial Statements.

7

Excelsior Venture Investors III, LLC

Statement of Assets and Liabilities

October 31, 2008

ASSETS:
Investment in Excelsior Venture Partners III, LLC at fair value (Note 2)	$25,570,437
Cash and cash equivalents	324,782
Other assets	121

Total Assets	25,895,340

LIABILITIES:
Audit fees payable	30,250
Administration fees payable (Note 3)	19,167
Legal fees payable	10,149
Board of Managers’ fees payable (Note 3)	10,000
Tax preparation fees payable	9,363
Custody fees payable	3,348
Management fees payable (Note 3)	56
Miscellaneous expenses payable	18,009

Total Liabilities	100,342

NET ASSETS	$25,794,998

NET ASSETS CONSISTS OF (NOTE 2):
Members’ Capital*	43,915,773
Accumulated unrealized (depreciation) on investments	(18,120,775)

Total Net Assets	$25,794,998

Units of Membership interests outstanding (no par value, 400,000 authorized)	189,809
NET ASSET VALUE PER UNIT	$135.90

*	Members’ Capital includes the accumulated net investment (loss), accumulated realized losses, contributions from and distributions to Members.

The accompanying notes are an integral part of these Financial Statements.

8

Excelsior Venture Investors III, LLC

Statement of Operations

For the year ended October 31, 2008

NET INVESTMENT (LOSS) ALLOCATED FROM PORTFOLIO (Note 2):
Interest income	$219,182
Dividend income	40,288
Expenses	(886,673)

Net Investment (Loss) Allocated From Portfolio	(627,203)

FUND INVESTMENT INCOME:
Interest income	8,883

Total Fund investment income	8,883
FUND EXPENSES:
Administration fees (Note 3)	115,000
Audit fees	61,940
Printing fees	32,948
Board of Managers’ fees (Note 3)	16,500
Tax preparation fees	15,264
Custody fees	9,472
Management fees (Note 3)	347
Miscellaneous expenses	23,552

Total Fund Expenses	275,023

NET INVESTMENT (LOSS)	(893,343)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO (Note 2):
Net realized gain on investments	7,395,685
Net (increase) in unrealized depreciation on investments	(13,723,504)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO	(6,327,819)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,221,162)

The accompanying notes are an integral part of these Financial Statements.

9

Excelsior Venture Investors III, LLC

Statements of Changes in Net Assets

	Year Ended October 31
	2008	2007
OPERATIONS:
Net investment (loss)	$(893,343)	$(640,112)
Net realized gain/(loss) on investments	7,395,685	(15,148,868)
Net (increase)/decrease in unrealized depreciation on investments	(13,723,504)	18,742,721

Net (decrease)/increase in net assets resulting from operations	(7,221,162)	2,953,741

DISTRIBUTIONS:
Distributions to Members	(13,191,726)	(4,745,225)

Net (decrease) in Net Assets	(20,412,888)	(1,791,484)

NET ASSETS:
Beginning of year	46,207,886	47,999,370

End of year	$25,794,998	$46,207,886

The accompanying notes are an integral part of these Financial Statements.

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Excelsior Venture Investors III, LLC

Statement of Cash Flows

October 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (decrease) in net assets resulting from operations	$(7,221,162)
Adjustments to reconcile net (decrease) in net assets resulting from operations to net cash provided by operating activities:
Net investment loss allocated from the Portfolio	627,203
Net realized (gain) on investment allocated from the Portfolio	(7,395,685)
Net increase in unrealized depreciation on investments allocated from the Portfolio	13,723,504
Proceeds from investment in the Portfolio	13,399,744
Proceeds from short-term investments maturing, net	399,951
(Increase) in other assets	(116)
(Decrease) in management fees payable	(198)
(Decrease) in administration fees payable	(9,583)
(Decrease) in audit fees payable	(12,110)
(Decrease) in legal fees payable	(1,480)
(Decrease) in tax preparation fees payable	(3,970)
(Decrease) in custody fees payable	(1,708)
Increase in miscellaneous expenses payable	9,271

Net cash provided by operating activities	13,513,661

CASH FLOWS FOR FINANCING ACTIVITIES
Distributions:
Distributions to Members declared and paid	(13,191,726)

Net cash (used in) financing activities	(13,191,726)

Net increase in cash	321,935
Cash and cash equivalents at beginning of year	2,847

Cash and cash equivalents at end of year	$324,782

The accompanying notes are an integral part of these Financial Statements.

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Excelsior Venture Investors III, LLC

Financial Highlights — Selected Per Unit Data and Ratios

Per Unit Operating Performance: (1)

	Year Ended October 31,
	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$243.44	$252.88	$313.54	$389.15	$411.43
Income from investment operations:
Net investment (loss)	(4.71)	(3.37)	(3.31)	(5.34)	(8.71)
Net realized and unrealized (loss)/gain on investments	(33.33)	18.93	(57.35)	(35.27)	(13.57)

Net (decrease)/increase in net assets resulting from operations	(38.04)	15.56	(60.66)	(40.61)	(22.28)

DISTRIBUTIONS TO MEMBERS:	(69.50)	(25.00)	—	(35.00)	—

NET ASSET VALUE, END OF YEAR	$135.90	$243.44	$252.88	$313.54	$389.15

TOTAL NET ASSET VALUE RETURN	(15.86)%	7.15%	(19.35)%	(11.43)%	(5.42)%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Year (000’s)	$25,795	$46,208	$47,999	$59,513	$78,863
Ratios to Average Net Assets: (3)
Gross Expenses	2.77%	2.48%	2.61%	2.73%	2.73%
Net Expenses	2.77%	2.48%	2.61%	2.73%	2.60	%(4)
Net Investment (loss)	(2.13)%	(1.43)%	(1.15)%	(1.49)%	(2.15)%
Portfolio Turnover Rate (2)	0.00%	0.00%	0.00%	0.00%	0.00%
(1)	Selected data for a unit of membership interest outstanding throughout each period.
(2)	Calculations of Portfolio Turnover Rate excludes distributions from the Portfolio.
(3)	Ratios include income and expenses from both the Portfolio and the Fund. Income and expense ratios do not reflect the Portfolio’s proportionate share of net investment income/(loss) and expenses, including any performance-based fees, of the Private Investment Funds. The Private Investment Fund expense ratios have been obtained from audited financials for the period ended December 31, 2007 but are unaudited information in these Financial Statements. The Private Investment Funds expense ratios excluding incentive carried interest, incentive carried interest and expenses plus incentive carried interest range from 0.34% to 3.14%, 1.46% to 4.31% and 2.34% to 7.45%, respectively. The Private Investment Funds management fees range from 2.00% to 2.50% on committed capital during the initial investment period and typically decrease over time as the Private Investment Funds seek to exit investments. The Private Investment Funds incentive fees range from 20% to 25% of profit generated by the Private Investment Funds.
(4)	Net of reimbursement from affiliate of $99,797 or $0.53 per share see Note 3.

The accompanying notes are an integral part of these Financial Statements.

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EXCELSIOR VENTURE INVESTORS III, LLC

NOTES TO FINANCIAL STATEMENTS

October 31, 2008

Note 1 — Organization

Excelsior Venture Investors III, LLC (the “Fund”) is a non-diversified, closed-end management investment company which has registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on June 1, 2000. The Fund commenced operations on April 6, 2001. The Fund sold 189,809 units via a public offering which closed on May 11, 2001.

The Fund intends to achieve its investment objective of long-term capital appreciation by investing its assets primarily in Excelsior Venture Partners III, LLC (the “Portfolio”), a separate, closed-end, non-diversified investment company that has elected to be treated as a business development company or “BDC” under the Investment Company Act. The Fund and Portfolio share substantially the same investment objectives and policies.

Note 2 — Significant Accounting Policies

A. Basis of Presentation and Use of Estimates:

Costs incurred in connection with the initial offering of units of the Fund during the period ended October 31, 2001 totaled $263,899. Each member’s pro rata share of these costs was deducted from their initial capital contribution.

The following is a summary of the Fund’s significant accounting policies. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies and are consistently followed in the preparation of the financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The performance of the Fund is directly affected by the performance of the Portfolio, and the accounting policies of the Portfolio (such as valuation of investments of the Portfolio) will affect the Fund. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

B. Cash and Cash Equivalents:

Cash and cash equivalents consist of deposits with PNC Bank, N.A. All highly liquid investments are listed separately on the Portfolio of Investments. As of October 31, 2008, the Fund did not hold any short-term investments.

C. Investment Valuation:

The valuation of the Fund’s assets is dependent on the valuation of the Portfolio’s investment securities. The Fund invests substantially all of its assets in the Portfolio, the Fund’s net asset value will reflect the fair value of its interest in the Portfolio, which, in turn reflects the underlying value of the Portfolio’s assets and liabilities. As of October 31, 2008, the value of the Fund’s investment in the Portfolio was $25,570,437 and represented an ownership of 63.48% of the Portfolio. Valuation of securities by the Portfolio is discussed in Note 2 of the Portfolio’s Notes to Financial Statements, which are included at the end of this report.

13

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a “going concern” basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost, until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the “private market” or “appraisal” methods of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon factors affecting the company such as earnings, net worth, reliable private sale prices of the company’s securities, the market prices for similar securities of comparable companies, an assessment of the company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser (as defined below) or a committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Fund from the investments.

The Fund’s interest in the Portfolio is non-transferable and cannot be sold or redeemed. The duration of the Portfolio is ten years (subject to two 2-year extensions) from the final subscription closing (May 11, 2001), at which time the affairs of the Portfolio will be wound up and its assets distributed pro-rata to its members. However, the Portfolio expects to make periodic pro-rata distributions from realized gains earned during the life of the Portfolio. Any distributions received by the Fund will be distributed pro-rata to the members of the Fund.

D. Security transactions and investment income:

The Fund includes and identifies its proportionate share of the Portfolio’s income, expense and net realized and unrealized gain/(loss) in the Statement of Operations.

The net unrealized (loss) on investments which is included in the “Net Assets consist of” section of the Statement of Assets and Liabilities reflects the Fund’s allocated share of the Portfolio’s unrealized (loss) on investments and the unrealized (loss) of the Fund’s other investments. As of October 31, 2008, the cumulative unrealized (loss) on the Fund’s investment in the Portfolio is ($18,120,775). All other components of income, such as realized gains/(losses) and net investment income/(loss), are included in the Fund’s Members’ Capital.

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Fund interest income, adjusted for amortization of premiums and discounts is recorded on the accrual basis. Fund dividend income is recorded on the ex-dividend date.

E. Expenses:

The Fund records expenses on an accrual basis. Such accruals require management to make estimates and assumptions that affect the reported amounts, which is consistent with U.S. generally accepted accounting principles.

F. Income Taxes:

Under current law and based on certain assumptions and representations, the Fund intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Fund will not be subject to income tax. Rather, each member, in computing income tax, will include their allocable share of the Fund’s income, gain, loss, deduction and expense. There were no tax liabilities nor deferred tax assets relating to uncertain income tax positions taken or expected to be taken on the tax return as of December 31, 2007.

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The cost of the Fund’s investment in the Portfolio for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 by the Portfolio. As of October 31, 2008, the Fund has not received information to determine the federal tax cost of the Portfolio as of October 31, 2008. At December 31, 2007, the Fund’s cost basis in the Portfolio for federal tax purposes was $47,055,659. At October 31, 2008, the Fund’s estimated cost basis in the Portfolio for federal tax purposes is $33,655,916 and includes contributions and distributions, as applicable. Based on the October 31, 2008 value of the Fund’s investment in the Portfolio, this results in an unrealized loss for federal tax purposes of $8,085,479.

Note 3 — Investment Advisory Fee and Related Party Transactions

Bank of America Capital Advisors LLC (“BACA” or the “Investment Adviser”), which has its principal offices at 100 Federal Street, Boston, MA 02110, serves as the investment adviser to the Fund. BACA is a Delaware limited liability company which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Investment Adviser is an indirect wholly-owned subsidiary of, and controlled by, Bank of America Corporation (“Bank of America”), a bank holding and a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina 28255.

Prior to May 29, 2008, the Fund’s investment adviser was UST Advisers, Inc. (“USTA”). On May 29, 2008, BACA assumed the responsibilities of the investment adviser to the Fund as a result of a transfer (the “Transfer”) of USTA’s rights and obligations under the Advisory Agreement (as defined below) between the Fund and USTA dated July 1, 2007. The Transfer was approved by the Fund’s Board of Managers on March 11, 2008. This change was a product of corporate mergers resulting from the acquisition by Bank of America of U.S. Trust Corporation (“U.S. Trust Corp.”) in July 2007. The Transfer of the Advisory Agreement from USTA to BACA did not change (i) the way the Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Fund, or (iii) the management and incentive fees the Fund pays.

USTA, a Delaware corporation and registered investment adviser, has been an indirect wholly-owned subsidiary of, and controlled by, Bank of America, since July 1, 2007. Prior to that, USTA was an indirect subsidiary of U.S. Trust Corp., a registered financial holding company, which, in turn, was a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). All officers of the Fund are employees and/or officers of the Investment Adviser. The Investment Adviser is responsible for performing the management and administrative services necessary for the operation of the Fund.

USTA assumed the duties of the investment adviser from the previous investment adviser to the Fund, U.S. Trust Company, N.A. (“UST-NA”), which was acting through its registered investment advisory division, U.S. Trust Asset Management Division, on December 16, 2005. UST-NA has served as the investment adviser to the Fund pursuant to an investment advisory agreement.

UST-NA, and subsequently USTA, was responsible for investing assets not invested in the Portfolio. In return for its services and expenses, the Fund paid UST-NA an advisory fee equal to an annual rate equal to 0.10% of the Fund’s average quarterly net assets that are not invested in the Portfolio, determined as of the end of each fiscal quarter. Any Fund assets invested in the Portfolio were not subject to an advisory fee paid by the Fund, however, the Fund was allocated its pro-rata share of the management fee expense paid by the Portfolio. Through the fifth anniversary of the Portfolio’s final subscription closing date on May 11, 2001, the Portfolio paid UST-NA and USTA a management fee at an annual rate equal to 2.00% of the Portfolio’s average net assets, determined as of the end of each fiscal quarter. Thereafter, it is paying to the Investment Adviser 1.00% of net assets. As of October 31, 2008, $56 was payable to the Investment Adviser.

15

In addition to the management fee, the Investment Adviser is entitled to allocations and distributions equal to the Incentive Carried Interest on the Portfolio’s Direct Investments. The Incentive Carried Interest is an amount equal to 20% of the excess, if any, of the Portfolio’s cumulative realized capital gains on Direct Investments, over the sum of (a) cumulative realized capital losses on investments of any type (b) cumulative gross unrealized capital depreciation on investments of any type and (c) cumulative net expenses. Direct Investments means the Portfolio’s investments in domestic and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors and negotiated private investments in public companies. As of October 31, 2008, there was no Incentive Carried Interest earned by the Investment Adviser.

Prior to March 31, 2006, USTA was a wholly-owned subsidiary of UST-NA and UST-NA and United States Trust Company of New York (“U.S. Trust NY”) were wholly-owned subsidiaries of U.S. Trust Corp. Effective March 31, 2006, U.S. Trust NY converted into a national bank named United States Trust Company, National Association (“U.S. Trust”), and UST-NA merged into U.S. Trust. U.S. Trust was the surviving entity and remained a wholly-owned subsidiary of U.S. Trust Corp.

On July 1, 2007, U.S. Trust Corp. and its subsidiaries, including USTA, were acquired by Bank of America (the “Sale”). USTA continued to serve as the investment adviser to the Fund after the Sale (until May 29, 2008) pursuant to a new investment advisory agreement with the Fund (the “Advisory Agreement”) that was approved at a special meeting of members of the Fund held on March 15, 2007. The Advisory Agreement was identical in all material respects except for the term and the date of effectiveness to the previous investment advisory agreement.

On February 22, 2008, U.S. Trust merged into Bank of America, N.A. (“BANA”), an indirect wholly-owned subsidiary of Bank of America.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund and the Portfolio retain PNC Global Investment Servicing (“PNCGIS”) (formerly known as PFPC Inc.), an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc., as administrator, accounting and investor servicing agent. In addition, PFPC Trust Company serves as the Fund’s custodian, and PNCGIS serves as transfer agent. In consideration for its services, the Fund (i) pays PNCGIS a variable fee between 0.105% and 0.07% based on average quarterly assets subject to a minimum quarterly fee of approximately $30,000, (ii) pays PNCGIS annual fees of approximately $10,000 for taxation services and (iii) will reimburse PNCGIS for out-of-pocket expenses. The Portfolio pays PNCGIS a variable fee between 0.105% and 0.07% based on average quarterly net assets, subject to a minimum quarterly fee of approximately $30,000, (ii) pays PNCGIS annual fees of approximately $36,667 for taxation services and (iii) will reimburse PNCGIS for out-of-pocket expenses. In order to eliminate members from paying duplicative expenses, assets of the Fund which are invested in the Portfolio are excluded from the Fund’s asset based fee.

Charles Schwab & Co., Inc. (the “Distributor”), the principal subsidiary of Schwab, served as the Fund’s distributor for the offering of units. UST-NA paid the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in the offering. UST-NA or an affiliate paid the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding units held by investors introduced to the Fund by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees exceeding 6.50% of the gross proceeds received by the Fund from its offering. Since the fifth anniversary has expired, no further fees have been paid by the Fund or its affiliates to the Distributor.

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Each member of the Board of Managers receives $750 annually and $500 per Fund meeting and is reimbursed for expenses incurred for attending meetings. For each audit committee meeting attended, Board members receive $500. No person who is an officer, manager or employee of Bank of America, or its subsidiaries, who serves as an officer, manager or employee of the Fund, receives any compensation from the Fund. The Board of Managers of the Fund consists of the same persons as the Board of Managers of the Portfolio.

Note 4 — Investments in Excelsior Venture Partners III, LLC

As of October 31, 2008, the Fund has committed $94.5 million to the Portfolio of which $1.7 million remains unfunded. Please also find at the end of this report an annual report for Excelsior Venture Partners III, LLC. As of October 31, 2008, the Fund’s interest in the following issuers through its investment in the Portfolio represented 5% or more of the total net assets:

Portfolio Investments	Fair Value	Percentage of Fund’s Net Assets
Archemix Corp.	$1,396,632	5.41%
CMEA Ventures VI, L.P.	1,788,070	6.93%
Ethertronics, Inc.	5,838,518	22.63%
Valhalla Partners, L.P.	1,531,250	5.94%

	$10,554,470	40.91%

Note 5 — Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Note 6 — New Accounting Pronouncements

Effective November 1, 2007, the Company adopted the Financial Accounting Standards Board (“FASB”) interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. The Company has evaluated the application of FIN 48 and has determined that it does not have a material impact on the Company’s financial statements. There are neither tax liabilities nor deferred tax assets relating to uncertain income tax positions taken or expected to be taken on the tax return for the year ended December 31, 2007. The statute of limitations on the Company’s U.S. Federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statute of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

FASB issued Statement No. 157 (“SFAS 157”) in September 2006, “Fair Value Measurements”, which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. This statement provides enhanced guidance for using fair value to measure assets and liabilities. It clarifies fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value

17

measurements. The standard applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. The Company is reviewing the statement and its impact on the financial statements.

Supplemental Information (Unaudited)

Effective November 14, 2008, Mr. Matthew Ahern replaced Mr. Raghav Nandagopal as the portfolio manager (the “Portfolio Manager”) primarily responsible for the day-to-day management of the Fund’s portfolio, subject to such policies as may be adopted by the Board.

Mr. Ahern joined the Investment Adviser in 2004 via Fleet Bank’s Private Equity Portfolio (“PEP”) Fund Group, which he joined in 2002. His responsibilities include evaluating potential private equity fund investments, documenting and closing new investments, and actively managing numerous Investment Adviser relationships for the benefit of third party investors. Mr. Ahern also has a leading role in assessing the performance, and providing key analysis regarding, the Investment Adviser’s current and prospective underlying funds and direct investments. In addition, he serves on the BACA Investment Committee. Prior to joining Fleet Bank, Mr. Ahern was a Director of Capitalyst Ventures, a seed stage venture capital fund with offices in Boston and Washington D.C., where he led the firm’s investment strategy efforts and was a member of the investment committee. Prior to launching that firm, he spent a year as a financial analyst in an M.B.A. private equity training program at HarbourVest Partners, an international private equity fund of funds group. Mr. Ahern holds a B.A. from Boston University and an M.B.A in Entrepreneurship and Finance from Babson College, summa cum laude.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of Excelsior Venture Investors III, LLC:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Venture Investors III, LLC (the “Fund”) at October 31, 2008, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. The financial statements of the Fund as of October 31, 2006 and for the year then ended, including the financial highlights for each of the periods in the three years ended October 31, 2006, were audited by other auditors whose report dated December 21, 2006 expressed an unqualified opinion on those statements.

As explained in Note 1 , the financial statements include an investment held by the Fund valued at $25,570,437 (99.13% of the Fund’s net assets) at October 31, 2008, the value of which has been fair valued by the Investment Manager, under the general supervision of the Board of Managers, in the absence of readily ascertainable market values. This estimated value may differ significantly from the value that would have been used had a ready market for the investment existed, and the difference could be material.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

December 24, 2008

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Excelsior Venture Investors III, LLC

Fund Management (Unaudited)

Information pertaining to the Board of Managers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager*

Disinterested Managers

Mr. Gene M. Bernstein Bank of America 114 West 47th Street New York, NY 10036 (Born 1947)	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Bernstein is Director of NIC Holding Corp. He was Dean of the Skodneck Business Development Center at Hofstra University from 2000-2001. Prior to that, Mr. Bernstein was President and Vice Chairman at Northville Industries, a petroleum marketing, distribution, trading and storage company and wholly-owned subsidiary of NIC Holding Corp. Mr. Bernstein also serves as a manager of Excelsior Venture Partners III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC.	5

Mr. Victor F. Imbimbo Bank of America 114 West 47th Street New York, NY 10036 (Born 1952)	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Imbimbo is the President and CEO of Caring Today, LLC., the publisher of Caring Today Magazine, the leading information resource within the family caregivers market. Prior to this, Mr. Imbimbo, was Executive Vice President of TBWA\New York and President for North America with TBWA/WorldHealth, a division of TBWA Worldwide where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry. Mr. Imbimbo serves as a manager of Excelsior Venture Partners III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC.Mr. Imbimbo is a Board member for Vertical Branding, Inc, a public company specializing in direct response branding and marketing.	5

Mr. Stephen V. Murphy Bank of America 114 West 47th Street New York, NY 10036 (Born 1945)	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Murphy is President of S.V. Murphy & Co., an investment banking firm. Mr. Murphy serves as a manager of Excelsior Venture Partners III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC. He also serves on the board of directors of The First of Long Island Corporation, The First National Bank of Long Island and Bowne & Co., Inc.	5

Mr. John C. Hover II Bank of America 114 West 47th Street New York, NY 10036 (Born 1943)	Manager and Chairman of the Board and Member of the Audit and Valuation Committees	Since Company inception. Served on Audit and Valuation Committees since July 1, 2007	Mr. Hover was an Executive Vice President of U.S. Trust Company (retired since 1998). Mr. Hover serves as chairman of the board of managers of Excelsior Venture Partners III, LLC. He also serves on the board of directors of Tweedy, Browne Fund, Inc.	2

*	The “Fund Complex” consists of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC.

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Excelsior Venture Investors III, LLC

Fund Management (Unaudited)

Information pertaining to the officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

James D. Bowden Bank of America Capital Advisors, LLC One Financial Center Boston, MA 02111 (Born 1953)	Chief Executive Officer and President	Since July, 2008	Managing Director and Senior Vice President, Bank of America Capital Advisors, LLC (since 1998).

Steve L. Suss Bank of America Capital Advisors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Since April, 2007	Managing Director, Alternative Investment Solutions, Bank of America (7/07 to present); Director (4/07 to 5/08), Senior Vice President (7/07 to 5/08), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06); Vice President and Chief Financial Officer, Westway Capital LLC (9/97 to 1/02).

Benjamin Tanen Bank of America Capital Advisors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1976)	Vice President	Since April, 2007	Vice President, Alternative Investment Group, Bank of America (7/07 to present); Vice President, UST Advisers, Inc. (9/05 to 5/08); Associate and Vice President at Dawntreader Ventures (formerly SoundView Ventures), a venture capital firm (2000 to 2005); Associate Analyst at Giga Information Group (now Forrester Research), a technology research and advisory firm (1997 to 1999).

Marina Belaya Bank of America 114 W. 47th Street New York, NY 10036 (Born 1967)	Secretary	Since April, 2007	Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).

Linda Wondrack Bank of America One Financial Center Boston, MA 02111 (Born 1964)	Chief Compliance Officer	Since August, 2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America (6/05 to present); Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (8/04 to 5/05; Managing Director, Deutsche Asset Management (prior to 8/04).

All officers of the Company are employees and/or officers of the Investment Adviser.

Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

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A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding proxy votes cast by the Fund (if any), is available without charge, upon request, by calling the Fund at 203-352-4497 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Beginning with the Fund’s fiscal quarter ended July 31, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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EXCELSIOR

VENTURE PARTNERS III, LLC

ANNUAL REPORT

October 31, 2008

Excelsior Venture Partners III, LLC

(Unaudited Information)

Dear Members,

We are pleased to present the 2008 annual report for Excelsior Venture Partners III, LLC (the “Company”) for the fiscal year ended October 31, 2008.

At the end of the Company’s fourth quarter, which ended on October 31, 2008, the Company held 5 direct active investments valued at approximately $11.4 million and 9 limited partnership (“LP”) investment commitments valued at approximately $17.4 million. On October 31, 2008, the Company’s net asset value (“NAV”) stood at $136.44 per unit, down from its $245.05 per unit at October 31, 2007. The decrease in the Company’s net asset value resulted principally from a net decrease in net assets from operations of ($37.11) per unit and a distribution of ($71.50) per unit to unit holders. The Company currently holds two high-potential deals which we expect to manage over the next few years. The Company’s private, public and third-party investments are summarized herein starting on page 3.

Please find below some excerpts from the National Venture Capital Association (“NVCA”) that we find useful in understanding the venture capital investing environment.

Venture Capital Fundraising:

Fifty-five venture capital funds raised $8.1 billion dollars for the quarter ended September 30, 2008. The number of funds raised in the quarter decreased by 29% from the same period in 2007, while the dollar value decreased by 6%. This quarter’s figures represented a 27.6% reduction in the number of funds and a 12.2% reduction in commitments made. Forty-five of the fifty-five funds raised during the period were follow-on funds with the remaining first time funds.

Venture Capital Exits:

There was one IPO in current quarter and six IPO’s in first three quarters of 2008. Fifty-eight venture-backed mergers and acquisitions (“M&A”) were completed during the three months ended September 30, 2008. These transactions represent an 18.3% reduction in number of M&A deals compared to prior quarter. The total M&A values decreased by $638 million from prior quarter. Average M&A deal size decreased from $197.7 million to $146.4 million.

Venture Capital Performance:

Venture Capital Fundraising decreased in the current quarter. The exit environment for venture backed companies is in crisis. Despite the declining investment activity, amounts invested are still within historical norms. The impact of declining exit values will begin to affect performance numbers but are relatively stable for the time being.

Below is the Investment Horizon Performance through June 30, 2008:

	1 Yr	3 Yr	5 Yr	10 Yr	20 Yr
Venture — 3/31/08	13.3%	9.6%	9.0%	17.2%	16.8%
Venture — 6/30/08	5.1%	8.5%	8.8%	16.6%	16.9%
NASDAQ — 3/31/08	(5.5)%	4.3%	11.0%	2.2%	9.4%
NASDAQ — 6/30/08	(11.1)%	3.6%	7.0%	1.9%	9.2%
S&P 500 — 3/31/08	(6.4)%	3.8%	9.1%	1.8%	8.5%
S&P 500 — 6/30/08	(13.8)%	2.4%	5.5%	1.2%	8.0%

Source: Thomson Reuters’ US Private Equity Performance Index (PEPI)/NVCA

*	The Private Equity Performance Index is based on the latest quarterly statistics from Thomson Reuters’ Private equity Performance Database analyzing the cashflows and returns for over 1941 US venture capital and private equity partnerships with a capitalization of $828 billion. Sources are financial documents and schedules from Limited Partner investors and General Partners. All returns are calculated by Thomson Reuters from the underlying financial cashflows. Returns are net to investors after management fees and carried interest.

The following is a summary of the Company’s investment portfolio.

*	This amount represents money market instruments and other cash equivalents held to fund follow-on investments in private companies, to meet contractual commitments to private investment funds and operation expense requirements of the Company.

Percentages are derived by taking each investment’s fair value within an industry divided by the total fair value of the Company’s portfolio investments; thus the percentages are not based on the net asset value of the Company.

Investments Held — Private

Archemix Corporation (“Archemix”)

Description: Archemix is a biopharmaceutical company leading the development of aptamers as a new class of directed therapeutics for the prevention and treatment of chronic and acute disease. Aptamers can be used in a wide range of disease areas, including many of those currently addressed by protein-based therapeutics, and can be produced quickly and economically. With a portfolio of over 300 patents and patent applications, Archemix holds the key to the development of aptamer technology and its implications for the pharmaceutical industry. Archemix is focused on using its expertise to aggressively pursue drug discovery and development in a variety of areas. As of October 31, 2008, the Company has invested $2.7 million in Archemix and values its investment at $2.2 million.

2008 Activity and Outlook: Archemix continues to progress in terms of development of aptamer products, patents and collaboration agreements. Archemix announced on November 18th, 2008 a proposed merger with NitroMed, Inc., which trades on the NASDAQ under the symbol NTMD, whereby Archemix would be the surviving company. The proposed merger should allow the company to grow its business through this difficult financing environment. The merger is subject to various shareholder approvals and is expected to be completed by the second quarter of 2009. More information can be found on Form 8K regarding the transaction filed by/on behalf of NitroMed, Inc. on December 8, 2008.

Ethertronics, Inc. (“Ethertronics”)

Description: Ethertronics designs and manufactures the industry’s only Isolated Magnetic Dipole™ (“IMD”) internal antennas for wireless devices. Used in cellular and wireless LAN applications — phones, notebooks, LAN cards, PDAs, Bluetooth devices and GPS receivers — IMD antennas provide longer-range, increased signal strength and improved voice/data quality inside buildings, particularly in noisy environments and in fringe network coverage areas. As of October 31, 2008, the Company has invested $9.2 million in Ethertronics and values its investment at $9.2 million.

2008 Activity and Outlook: In 2008, Ethertronics met key sales, operations and cash flow goals set by the investors and board. Ethertronics has become a key supplier to top tier vendors like Amoi, Casio, Compal, HP, Lenovo, Mobicom, Samsung, Symbol/Motorola and Techfaith. Ethertronics’ plan for next year includes a meaningful increase in revenue and cash flow.

SOA Software, Inc. (“SOA” f/k/a LogicLibrary, Inc.)

Description: SOA is the leading provider of a software system that enables the management and reuse of software development assets for large enterprises and IT environments. SOA’s patent-pending technology provides a comprehensive and collaborative approach for creating, migrating and integrating enterprise applications for use in service-oriented architecture, web services and other software development initiatives. As of October 31, 2008, the Company has invested $5.7 million in SOA and values its investment at zero. As the Company’s equity position in SOA is junior to other preferred shareholders, despite some positive news SOA is valued at zero.

2008 Activity and Outlook: The merger between SOA and LogicLibrary, Inc. was successfully completed in May 2008. While SOA Software has outstanding run-time or operationally focused service-orientated architecture governance solution, the addition of LogicLibrary, Inc.’s core strength in development and design time governance will expand their product suite. With the addition of Logidex, the combined company can offer differentiated governance solutions that start with Planning Governance (Logidex) flows to LifeCycle Governance (Logidex and Workbench) and finally Run-time Governance (Service Manager). The combination of these products creates a broad and integrated governance suite that can be managed from a single focal point. The company has several strategic initiatives underway to ensure the SOA can continue to grow during this difficult financing environment.

OpVista, Inc. (“OpVista”)

Description: OpVista provides advanced optical network solutions for advanced video and IP services. OpVista’s reconfigurable optical transport systems are uniquely suited to deliver triple play convergence, especially advanced video and IP services, for cable and communications service providers. As of October 31, 2008, the Company has invested $15.4 million in OpVista and values its investment at zero. As the Company’s equity position in OpVista is junior to other preferred shareholders, despite some positive news OpVista is valued at zero.

2008 Activity and Outlook: OpVista is going into telecom equipment markets because the opportunities in the Company’s previous markets for cable equipment have declined during 2007. Due to this decline in business relative to the business plan and the change in marketing, the Company needed to raise additional equity. There is a long time horizon needed to achieve significant revenue progress in telecom markets so we do not expect rapid growth in revenues for 2008-2009.

Tensys Medical, Inc. (“Tensys”)

Description: Tensys designs, develops, manufactures and markets a continuous, non-invasive arterial blood pressure management system. This method is more effective than intermittent cuff-based systems and far less invasive than arterial cannulation. As of October 31, 2008, the Company has invested $6.8 million in Tensys and values its investment at zero. As the Company’s equity position in Tensys is junior to other preferred shareholders, despite some positive news Tensys is valued at zero.

2008 Activity and Outlook: Tensys continues to invest in research and development to refine its non-invasive blood-pressure-monitoring products to improve market acceptance. Feedback from customers and increased usability of Tensys’ new products indicate that earlier usability issues, which were a key stumbling block, have been addressed successfully. Tensys and its board of directors agreed to a merger and acquisition transaction with a privately held company. This transaction will not provide any liquidity to the Company and is expected to occur in first quarter 2009.

Investments Held — Public

Genoptix, Inc. (“Genoptix”)

Description: Genoptix provides Personalized Medicine Services to hematologists and oncologists and their patients through its CLIA- and CAP-certified testing laboratory to aid in the treatment of blood and bone-marrow malignancies. Genoptix’s Personalized Medicine Services combines proprietary and exclusive tests with advanced clinical techniques to provide comprehensive evaluation to individual patients. Genoptix tests monitor an individual patient’s response to chemotherapeutic agents in leukemia and other blood-related cancers. These services help physicians deliver personalized patient management which results in accurate diagnoses, more effective treatment, reduced adverse effects, enhanced monitoring and improved outcomes As of October 31, 2008, the Company has liquidated its position in Genoptix.

2008 Activity and Outlook: Genoptix which trades on the NASDAQ under the symbol GXDX, was sold down strategically over the course of a ten month period. The Company invested $4.8 million in Genoptix and generated proceeds of $21.5 million through the sales for a 4.5X return on its investment with an IRR of 31%.

Exits

The Company liquidated its interest in eleven of its portfolio companies since inception. As a result of these exits, the Company realized proceeds of $64.0 million. Total cost for these eleven companies was $64.6 million.

The Company made a $4.8 million investment in Genoptix in July 2003. After Genoptix went public in late 2007, the Company began to strategically liquidate its position and as a result generated proceeds of $21.5 million for a 4.5X return on its investment with an IRR of 31%.

Investments Held — Third Party Investment Funds

Advanced Technology Ventures VII, L.P. (“ATV”) is a $700 million venture capital fund targeting multi-stage information technology, communications and life sciences companies. As of October 31, 2008, ATV has drawn approximately $2.5 million of the Company’s $2.7 million capital commitment. At October 31, 2008, the total value (fair market value plus distributions) of this investment was $2.0 million.

Burrill Life Sciences Capital Fund (“Burrill”) is a $200 million venture capital fund established to invest primarily in innovative, early-stage life science venture opportunities. As of October 31, 2008, Burrill has drawn approximately $2.3 million of the Company’s $3.0 million capital commitment. At October 31, 2008, the total value (fair market value plus distributions) of this investment was $1.6 million.

CHL Medical Partners II, L.P. (“CHL”) is a $125 million venture capital fund targeting start-up and early-stage medical technology and life sciences companies. As of October 31, 2008, CHL has drawn approximately $1.9 million of the Company’s $2.0 million capital commitment. At October 31, 2008, the total value (fair market value plus distributions) of this investment was $1.5 million.

CMEA Ventures VI, L.P. (“CMEA”) is a $100 million venture capital fund targeting both early life science and information technology companies. As of October 31, 2008, CMEA has drawn approximately $2.3 million of the Company’s $3.0 million capital commitment. At October 31, 2008, the total value (fair market value plus net distributions) of this investment was $2.8 million.

Morgenthaler Venture Partners VII, L.P. (“Morgenthaler”) is an $850 million venture capital fund targeting multi-stage information technology, communications and health care companies. As of October 31, 2008, Morgenthaler has drawn approximately $2.9 million of the Company’s $3.0 million capital commitment. At October 31, 2008, the total value (fair market value plus distributions) of this investment was $1.8 million.

Prospect Venture Partners II, L.P. (“Prospect”) is a $500 million venture capital fund targeting multi-stage life sciences companies. As of October 31, 2008, Prospect has drawn approximately $2.6 million of the Company’s $3.0 million capital commitment. At October 31, 2008, the total value (fair market value plus distributions) of this investment was $1.6 million.

Sevin Rosen IX, L.P. (“Sevin Rosen”) is a top-tier early-stage venture capital firm, which closed a $305 million venture capital fund dedicated to early-stage technology investments. As of October 31, 2008, Sevin Rosen has drawn approximately $2.3 million of the Company’s $3.0 million capital commitment. At October 31, 2008, the total value (fair market value plus distributions) of this investment was $1.7 million.

Tallwood II, L.P. (“Tallwood”) is a $150 million venture capital fund established to invest in attractive, early-stage growth companies possessing leading-edge technology in the semiconductor industry. As of October 31, 2008, Tallwood has approximately $3.0 million of the Company’s $3.0 million capital commitment. At October 31, 2008, the total value (fair market value plus distributions) of this investment was $2.0 million.

Valhalla Partners, L.P. (“Valhalla”) is a $200 million venture capital fund established to invest in attractive early-stage venture capital investments in information technology companies in the Mid-Atlantic region. As of October 31, 2008, Valhalla has drawn approximately $2.6 million of the Company’s $3.0 million capital commitment. At October 31, 2008, the total value (fair market value plus net distributions) of this investment was $2.4 million.

The Company continues to monitor the progress of the Company’s investments in light of the current economic environment. While our short-term outlook for liquidity appears challenging, there is still value in the investments the Company owns. Thus, the Company’s commitment to maximize the value from the investments is our highest priority. Lastly, the Company is managing the liquidity it possess in a judicious manner in light of the challenging financing environment and intends to dedicate its resources to those opportunities that possess the greatest potential.

Respectfully submitted,

/s/ James D. Bowden	/s/ Steve L. Suss
James D. Bowden James D. Bowden	Steve L. Suss
Chief Executive Officer and President	Chief Financial Officer and Treasurer

I, James D. Bowden and Steve L. Suss, on behalf of the Alternative Investment Solutions, certify that: the views expressed in these materials accurately reflect our personal views about the subject securities and issuers and that no part of our compensation was, is or will be related to the specific recommendations or views contained in these materials.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. This summary is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any security, investment, or fund, nor does it contend to address the financial objectives, situation or specific needs of any individual reader. Likewise, the information presented does not constitute, and should not be construed as, investment advice or recommendations with respect to the securities mentioned. U.S. Trust merged into Bank of America, N.A. (“BANA”), an indirect wholly-owned subsidiary of Bank of America Corporation. Additional information is available upon request. Past performance is no guarantee of future results.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of

Excelsior Venture Partners III, LLC:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Venture Partners III, LLC (the “Fund”) at October 31, 2008 and October 31, 2007, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at October 31, 2008 by correspondence with the custodian and portfolio funds, provide a reasonable basis for our opinion. The financial statements of the Fund as of October 31, 2006 and for the year then ended, including the financial highlights for each of the periods in the three years then ended, were audited by other auditors whose report dated December 21, 2006 expressed an unqualified opinion on those statements.

As explained in Note 1, the financial statements include investments held by the Fund valued at $28,814,304 (71.54% of the Fund’s net assets) at October 31, 2008, the values of which have been fair valued by the Investment Manager, under the general supervision of the Board of Managers, in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

December 24, 2008

Excelsior Venture Partners III, LLC

Portfolio of Investments October 31, 2008

Principal Amount/ Shares		Acquisition Date ##	Cost	Fair Value (Note 1)	% of Net Assets***
PRIVATE COMPANIES **
Common Stock #
Optical @
10,615,593	OpVista, Inc.	06/06-10/08	$15,393,312	$—	0.00%

	TOTAL COMMON STOCK — PRIVATE COMPANIES		15,393,312	—	0.00%

Preferred Stocks #
Enterprise Software
4,542,763	SOA Software, Inc., Series F Junior *	05/08	5,681,135	—	0.00%

			5,681,135	—	0.00%

Life Sciences
1,999,999	Archemix Corporation, Series A	08/02-11/03	1,999,999	1,629,629	4.05%
700,000	Archemix Corporation, Series B	03/04-12/05	700,000	570,371	1.42%

			2,699,999	2,200,000	5.47%

Medical Technology @
4,166,667	Tensys Medical, Inc., Series C	03/02	5,000,000	—	0.00%
1,187,500	Tensys Medical, Inc., Series D	05/04	1,425,000	—	0.00%
318,845	Tensys Medical, Inc., Series E	07/06-12/07	382,623	—	0.00%

			6,807,623	—	0.00%

Wireless @
4,433,333	Ethertronics, Inc. Series B	06/01-05/04	6,650,000	6,650,000	16.51%
1,697,957	Ethertronics, Inc. Series C	05/05-04/07	2,546,937	2,546,937	6.32%

			9,196,937	9,196,937	22.83%

	TOTAL PREFERRED STOCKS — PRIVATE COMPANIES		24,385,694	11,396,937	28.30%

Warrants #, @
Wireless
271,247	Ethertronics, Inc. Series C (expiration date 01/09)	05/05-07/06	—	—	0.00%

Optical
675,313	OpVista, Inc., Series CC (expiration date 10/12)	10/07	675	—	0.00%

	TOTAL WARRANTS		675	—	0.00%

	TOTAL — PRIVATE COMPANIES		39,779,681	11,396,937	28.30%

Percent Owned &
PRIVATE INVESTMENT FUNDS **, #
0.37%	Advanced Technology Ventures VII, L.P.	08/01-07/08	1,852,904	1,995,953	4.96%
1.55%	Burrill Life Sciences Capital Fund	12/02-05/08	2,077,902	1,648,795	4.09%
1.34%	CHL Medical Partners II, L.P.	01/02-03/08	1,571,857	1,471,494	3.65%
1.02%	CMEA Ventures VI, L.P. (Note 9)	12/03-06/08	2,193,017	2,816,599	6.99%
0.34%	Morgenthaler Partners VII, L.P.	07/01-10/07	1,883,167	1,770,123	4.39%
0.57%	Prospect Venture Partners II, L.P.	06/01-03/08	1,408,668	1,575,441	3.91%
0.97%	Sevin Rosen Fund IX, L.P.	10/04-07/08	1,626,609	1,706,890	4.24%
2.36%	Tallwood II, L.P. (Note 9)	12/02-05/08	2,890,443	2,020,019	5.02%
1.64%	Valhalla Partners, L.P. (Note 9)	10/03-07/08	2,074,224	2,412,053	5.99%

	TOTAL PRIVATE INVESTMENT FUNDS		17,578,791	17,417,367	43.24%

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Portfolio of Investments October 31, 2008

Shares		Acquisition Date##	Cost	Fair Value (Note 1)	% of Net Assets***
INVESTMENT COMPANY
984,128	Dreyfus Government Cash Management Fund Institutional Shares		$984,128	$984,128	2.44%

TOTAL INVESTMENTS			58,342,600	29,798,432	73.98%
OTHER ASSETS & LIABILITIES (NET)				10,480,576	26.02%

NET ASSETS				$40,279,008	100.00%

*	LogicLibrary, Inc. merged with SOA Software, Inc. on May 1, 2008. Shares of 4,542,763 include 4,088,487 held by the Company and 454,276 held in escrow for the benefit of the Company.
**	Restricted as to public resale and illiquid securities. Total cost of restricted and illiquid securities at October 31, 2008 was $57,358,472. Total fair value of restricted and illiquid securities owned at October 31, 2008 was $28,814,304 or 71.54% of net assets.
***	Calculated as fair value divided by the Company’s Net Assets.
@	At October 31, 2008, the Company owned 5% or more of the company’s outstanding shares thereby making the company an affiliate as defined by the Investment Company Act of 1940, as amended, (the “Investment Company Act”). Total fair value of affiliated securities owned at October 31, 2008 (including investments in controlled affiliates) was $9,196,937 or 22.83% of Net Assets.
#	Non-income producing securities.
##	Disclosure is for restricted securities only.
&	Represents fair value of the Company’s investment as a percentage of Private Investment Fund’s total capital.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Portfolio of Investments October 31, 2007

Principal Amount/ Shares		Acquisition Date ##	Cost	Fair Value (Note 1)	% of Net Assets***
MONEY MARKET INSTRUMENT
10,385,000	Federal Home Loan Bank Discount Note 4.40%, 11/01/07		$10,383,731	$10,383,731	14.35%

PUBLIC COMPANIES #
Common Stocks
Wireless
5,338	Citrix Systems, Inc. (CTXS)		226,011	229,481	0.32%

Capital Equipment
12,059	Acme Packet, Inc. (APKT)		160,803	173,168	0.24%

Life Sciences **
714,870	Genoptix, Inc. (GXDX)	07/03-05/05	3,124,453	10,594,373	14.64%

	TOTAL COMMON STOCKS — PUBLIC COMPANIES		3,511,267	10,997,022	15.20%

PRIVATE COMPANIES **
Common Stocks #
Capital Equipment @
157,396	MIDAS Vision Systems, Inc.	03/03	4,000,000	—	0.00%

Optical @
1,079,541	OpVista, Inc.	06/06	9,184,030	1,184,567	1.64%

	TOTAL COMMON STOCKS — PRIVATE COMPANIES		13,184,030	1,184,567	1.64%

Preferred Stocks #
Capital Equipment @
933,593	MIDAS Vision Systems, Inc., Series A-1	03/03	1,054,960	—	0.00%

Enterprise Software @
8,751,782	LogicLibrary, Inc., Series A	01/02-09/07	4,001,492	4,001,492	5.53%
3,080,464	LogicLibrary, Inc., Series A-1	08/03-05/04	1,408,450	1,408,450	1.95%

			5,409,942	5,409,942	7.48%

Life Sciences
1,999,999	Archemix Corporation, Series A	08/02-11/03	1,999,999	2,999,999	4.15%
700,000	Archemix Corporation, Series B	03/04-12/05	700,000	1,050,001	1.45%

			2,699,999	4,050,000	5.60%

Medical Technology @
4,166,667	Tensys Medical, Inc., Series C	03/02	5,000,000	534,026	0.74%
1,187,500	Tensys Medical, Inc., Series D	05/04	1,425,000	152,197	0.21%
96,629	Tensys Medical, Inc., Series E	07/06-04/07	115,954	347,865	0.48%

			6,540,954	1,034,088	1.43%

Optical @
5,683,906	OpVista, Inc., Series AA	06/06-01/07	5,034,407	6,236,892	8.62%
433,400	OpVista, Inc., Series BB	03/07-04/07	491,800	491,800	0.68%

			5,526,207	6,728,692	9.30%

Wireless @
4,433,333	Ethertronics, Inc. Series B	06/01-05/04	6,650,000	6,650,000	9.19%
1,697,957	Ethertronics, Inc. Series C	05/05-04/07	2,546,936	2,546,937	3.52%

			9,196,936	9,196,937	12.71%

	TOTAL PREFERRED STOCKS		$30,428,998	$26,419,659	36.52%

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Portfolio of Investments October 31, 2007

Principal Amount/ Shares		Acquisition Date ##	Cost	Fair Value (Note 1)	% of Net Assets***
PRIVATE COMPANIES ** — (continued)
Notes @
Optical
237,321	NanoOpto Corp, 10% Bridge Note, in default	03/07	$237,321	$160,000	0.22%

Optical @
675,989	OpVista, Inc., 8% Bridge Note, April 2008, #	10/07	675,989	1,351,978	1.87%

	TOTAL NOTES		913,310	1,511,978	2.09%

Warrants #, @
Wireless
271,247	Ethertronics, Inc. Series C (expiration date 01/09)	05/05-07/06	—	—	0.00%

Optical @
675,313	OpVista, Inc., Series CC (expiration date 10/12)		—	—	0.00%

	TOTAL WARRANTS		—	—	0.00%

	TOTAL — PRIVATE COMPANIES		44,526,338	29,116,204	40.25%

Percent Owned
PRIVATE INVESTMENT FUNDS **, #
0.39%	Advanced Technology Ventures VII, L.P.	08/01-09/07	1,650,405	1,986,022	2.75%
1.58%	Burrill Life Sciences Capital Fund	12/02-10/07	1,920,303	1,722,901	2.38%
1.35%	CHL Medical Partners II, L.P.	01/02-10/07	1,326,857	1,432,494	1.98%
1.04%	CMEA Ventures VI, L.P.	12/03-06/07	1,563,017	2,114,538	2.92%
0.36%	Morgenthaler Partners VII, L.P.	07/01-10/07	1,749,476	1,697,580	2.35%
0.58%	Prospect Venture Partners II, L.P.	06/01-05/07	1,561,766	2,194,662	3.03%
0.98%	Sevin Rosen Fund IX, L.P.	10/04-08/07	1,528,989	1,734,616	2.40%
2.36%	Tallwood II, L.P.	12/02-08/07	2,290,443	1,683,388	2.33%
1.70%	Valhalla Partners, L.P.	10/03-07/07	1,967,875	1,990,649	2.75%

	TOTAL PRIVATE INVESTMENT FUNDS		15,559,131	16,556,850	22.89%

Shares
INVESTMENT COMPANY
984,128	Dreyfus Government Cash Management Fund Institutional Shares		984,128	984,128	1.36%

TOTAL INVESTMENTS			74,964,595	68,037,935	94.05%
OTHER ASSETS & LIABILITIES (NET)				4,304,264	5.95%

NET ASSETS				$72,342,199	100.00%

**	Restricted as to public resale and illiquid securities. Total cost of restricted and illiquid securities at October 31, 2007 was $63,209,922. Total fair value of restricted and illiquid securities owned at October 31, 2007 was $56,267,427 or 77.78% of net assets.
***	Based on fair value.
#	Non-income producing securities.
##	Disclosure is required for restricted securities only.
@	At October 31, 2007, the Company owned 5% or more of the company’s outstanding shares thereby making the company an affiliate as defined by the Investment Company Act. Total fair value of affiliated securities owned at October 31, 2007 (including investments in controlled affiliates) was $25,066,204 or 34.64% of Net Assets.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statements of Assets and Liabilities

	October 31,
	2008	2007
ASSETS:
Unaffiliated Issuers at fair value (Cost $21,262,919 and $33,138,256 respectively)	$20,601,495	$42,971,731
Non-Controlled Affiliated Issuers at fair value (Cost $37,079,681 and $41,826,339 respectively)	9,196,937	25,066,204

Investments, at fair value (Cost $58,342,600 and $74,964,595 respectively) (Note 2)	29,798,432	68,037,935

Cash and cash equivalents (Note 2)	10,693,165	26,240
Restricted cash (Note 2)	131,617	2,275,482
Receivables from sale of investments	—	2,672,393
Interest and dividends receivable	9,681	4,019
Prepaid insurance	470	—
Other assets	—	1,945

Total Assets	40,633,365	73,018,014

LIABILITIES:
Deferred income	—	258,809
Management fees payable (Note 3)	101,503	182,802
Audit fees payable	56,750	75,295
Legal fees payable	103,142	29,290
Tax preparation fees payable	32,365	48,890
Board of Managers’ fees payable (Note 3)	19,500	19,500
Administration fees payable (Note 3)	19,167	28,750
Custody fees payable (Note 3)	4,233	17,002
Other payables	17,697	15,477

Total Liabilities	354,357	675,815

NET ASSETS	$40,279,008	$72,342,199

NET ASSETS consist of:
Members’ Capital (1)	$68,823,176	$79,268,859
Accumulated unrealized (depreciation) on investments	(28,544,168)	(6,926,660)

Total Net Assets	$40,279,008	$72,342,199

Units of Membership Interest Outstanding
(Unlimited Number of no par value units authorized)	295,210	295,210
NET ASSET VALUE PER UNIT	$136.44	$245.05

(1)	Members’ Capital includes the accumulated net investment (loss), accumulated realized losses, contributions from and distributions to Members.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statements of Operations

	Year Ended October 31,
	2008	2007	2006
INVESTMENT INCOME:
Interest income from unaffiliated investments (1)	$255,827	$614,813	$978,408
Interest income from affiliated investments (Note 6)	89,433	48,658	218,652
Dividend income from unaffiliated investments	63,461	51,106	41,570

Total Investment Income	408,721	714,577	1,238,630

EXPENSES:
Management Investment Adviser fees (Note 3)	597,448	691,823	1,231,320
Legal fees	322,349	129,932	142,600
Audit fees	141,265	178,676	153,151
Administration fees (Note 3)	115,000	115,000	115,000
Board of Managers’ fees (Note 3)	90,000	82,000	98,500
Tax preparation fees	39,646	36,667	31,003
Custodian fees (Note 3)	26,463	30,000	32,901
Insurance expense	25,687	32,297	44,032
Other expenses	38,845	33,296	28,440

Total Expenses	1,396,703	1,329,691	1,876,947

NET INVESTMENT (LOSS)	(987,982)	(615,114)	(638,317)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS: (Note 2)
Net realized (loss) on affiliated investments	(5,390,478)	(23,447,216)	(4,507,186)
Net realized gain/(loss) on unaffiliated investments	16,771,294	(415,552)	(6,548)
Net realized gain from payments by affiliates (Note 3)	268,999	—	—
Net (increase)/decrease in unrealized depreciation on investments	(21,617,509)	29,523,869	(12,634,704)

NET REALIZED AND UNREALIZED (LOSS)/GAIN ON INVESTMENTS	(9,967,694)	5,661,101	(17,148,438)

NET (DECREASE)/INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,955,676)	$5,045,987	$(17,786,755)

(1)	Includes interest from short-term investments.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statements of Changes in Net Assets

	Year Ended October 31,
	2008	2007	2006
OPERATIONS:
Net investment (loss)	$(987,982)	$(615,114)	$(638,317)
Net realized gain/(loss) on investments	11,649,815	(23,862,768)	(4,513,734)
Net (increase)/decrease in unrealized depreciation on investments	(21,617,509)	29,523,869	(12,634,704)

Net (decrease)/increase in net assets resulting from operations	(10,955,676)	5,045,987	(17,786,755)

DISTRIBUTIONS TO MEMBERS:
Distributions to Members	(21,107,515)	(8,265,880)	—

Total Distributions	(21,107,515)	(8,265,880)	—

Net (decrease) in net assets	(32,063,191)	(3,219,893)	(17,786,755)

NET ASSETS:
Beginning of year	72,342,199	75,562,092	93,348,847

End of year	$40,279,008	$72,342,199	$75,562,092

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statements of Cash Flows

	Year Ended October 31,
	2008	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (decrease)/increase in net assets resulting from operations	$(10,955,676)	$5,045,987	$(17,786,755)
Adjustments to reconcile net (decrease)/increase in net assets resulting from operations to net cash provided by/(used in) operating activities:
Net increase/(decrease) in unrealized depreciation on investments	21,617,509	(29,523,869)	12,634,704
Purchase of investments	(3,567,909)	(6,885,181)	(17,056,870)
Proceeds received from the sale of investments and distributions received from Private Investment Funds	21,457,932	17,342,583	2,436,843
Net realized (gain)/loss on investments	(11,649,815)	23,862,768	4,513,734
Proceeds from short-term investments maturing, net	10,383,731	3,054,579	14,175,856
Decrease/(increase) in restricted cash	2,540,776	(2,672,393)	—
Decrease/(increase) in receivables from sale of investments	2,275,482	(2,275,482)	600,031
(Increase)/decrease in interest and dividends receivable	(5,662)	20,920	157,921
(Increase)/decrease in prepaid insurance	(470)	1,378	1,002
(Decrease)/increase in deferred income	(258,809)	258,809	—
(Decrease) in management fees payable	(81,299)	(7,656)	(278,837)
(Decrease)/increase in audit fees payable	(18,545)	75,295	—
Increase in legal fees payable	73,852	29,290	—
(Decrease)/increase in tax preparation fees payable	(16,525)	48,890	—
(Decrease) in Board of Managers’ fees payable	—	(2,500)	14,000
(Decrease) in administration fees payable	(9,583)	(25,211)	—
(Decrease)/increase in custody fees payable	(12,769)	17,002	—
Increase in other payables	2,220	10,977	17,159

Net cash provided by/(used in) operating activities	31,774,440	8,289,186	(571,212)

CASH FLOWS FOR FINANCING ACTIVITIES
Cash distributions to Members	(21,107,515)	(8,265,880)	—

Net cash (used in) financing activities	(21,107,515)	(8,265,880)	—

Net increase/(decrease) in cash	10,666,925	23,306	(571,212)

Cash and cash equivalents at beginning of year	26,240	2,934	574,146

Cash and cash equivalents at end of year	$10,693,165	$26,240	$2,934

SUPPLIMENTAL INFORMATION
Non-cash distributions received from Private Investment Funds	$563,864	$614,956	$—

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Financial Highlights

Per Unit Operating Performance: (1)

	Year Ended October 31,
	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$245.05	$255.96	$316.21	$393.21	$414.82

INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss)	(3.35)	(2.08)	(2.16)	(4.44)	(7.85)
Net realized and unrealized (loss)/gain on investments	(33.76)	19.17	(58.09)	(35.72)	(13.76)

Net (decrease)/increase in net assets resulting from operations	(37.11)	17.09	(60.25)	(40.16)	(21.61)

Total Distributions to Members	(71.50)	(28.00)	—	(36.84)	—

NET ASSET VALUE, END OF YEAR	$136.44	$245.05	$255.96	$316.21	$393.21

TOTAL NET ASSET VALUE RETURN (2)	(15.41)%	7.84%	(19.05)%	(11.24)%	(5.21)%

RATIOS AND SUPPLEMENTAL DATA (3)
Net Assets, End of Year (000’s)	$40,279	$72,342	$75,562	$93,349	$116,079
Ratios to Average Net Assets:
Gross Expenses	2.11%	1.91%	2.18%	2.45%	2.45%
Net Expenses	2.11%	1.91%	2.18%	2.45%	2.37%
Net Investment (loss)	(1.49)%	(0.88)%	(0.74)%	(1.23)%	(1.92)%
Portfolio Turnover Rate (4)	7.91%	12.37%	4.00%	24.00%	11.00%
(1)	Selected data for a unit of membership interest outstanding throughout each period.
(2)	Total investment value return based on per unit net asset value reflects the effects of changes in net asset value based on the performance of the Company during the period, and assumes dividends and distributions, if any, were reinvested. The Company’s units were issued in a private placement and are not traded. Therefore, the market value of total investment return is not presented. For the year ended October 31, 2008, 0.39% of the Company’s total net asset value return consists of a voluntary reimbursement by BACA for a net realized gain from payments by affiliates. Excluding this item, total net asset value return would have been (15.80%) for the year ended October 31, 2008.
(3)	Income and expense ratios do not reflect the Company’s proportionate share of net investment income/(loss) and expenses, including any performance-based fees, of the Private Investment Funds. The Private Investment Funds expense ratios have been obtained from audited financials for the period ended December 31, 2007 but are unaudited information in these Financial Statements. The Private Investment Funds expense ratios excluding incentive carried interest, incentive carried interest and expenses plus incentive carried interest range from 0.34% to 3.14%, 1.46% to 4.31% and 2.34% to 7.45%, respectively. The Private Investment Funds management fees range from 2.00% to 2.50% on committed capital during the initial investment period and typically decrease over time as the Private Investment Funds seek to exit investments. The Private Investment Funds incentive fees range from 20% to 25% of profit generated by the Private Investment Funds.
(4)	Distributions from Private Investment Funds are included in the portfolio turnover rate.

The accompanying notes are an integral part of these Financial Statements.

EXCELSIOR VENTURE PARTNERS III, LLC

NOTES TO FINANCIAL STATEMENTS

October 31, 2008

Note 1 — Organization

Excelsior Venture Partners III, LLC (the “Company”) is a non-diversified, closed-end management investment company which has elected to be treated as a business development company or “BDC” under the Investment Company Act. The Company was established as a Delaware limited liability company on February 18, 2000. The Company commenced operations on April 5, 2001. The duration of the Company is ten years (subject to two 2-year extensions) from the final subscription closing which occurred on May 11, 2001, at which time the affairs of the Company will be wound up and its assets distributed pro rata to members as soon as is practicable.

As a BDC, the Company must be primarily engaged in the business of furnishing capital and making available managerial assistance to companies that generally do not have ready access to capital through conventional financial channels. The Company’s investment objective is to achieve long-term capital appreciation primarily by investing in domestic venture capital and other private companies and, to a lesser extent, domestic and international private funds, negotiated private investments in public companies and international direct investments that the Investment Adviser believes offer significant long-term capital appreciation. Venture capital and private investment companies are companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. The Company does not have the right to demand that such equity securities be registered.

Note 2 — Significant Accounting Policies

A. Basis of Presentation and Use of Estimates:

Costs incurred in connection with the initial offering of units totaled $1,468,218. Each member’s pro rata share of these costs was deducted from his, her or its initial capital contribution.

The following is a summary of the Company’s significant accounting policies. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. U.S. generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

B. Cash and Cash Equivalents:

Cash and cash equivalents consist of deposits with PNC Bank, N.A. All highly liquid investments are listed separately on the Portfolio of Investments.

C. Restricted Cash:

Restricted cash, if any, consists of proceeds from the sales of investments held by counterparties as collateral for certain contingent claims for a specified period of time. At October 31, 2008, the Company held 131,617 as restricted cash.

D. Investment Valuation:

The Company values portfolio securities quarterly and at such other times as, in the Company’s Board of Managers’ view, circumstances warrant. Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price may be applied.

Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser or a committee of the Board of Managers or both under the supervision of the Board of Managers pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less from the date of purchase are valued at amortized cost.

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a “going concern” basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the “private market” or “appraisal” methods of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the investee company such as earnings, net worth, reliable private sale prices of the investee company’s securities, the market prices for similar securities of comparable companies, an assessment of the investee company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or a committee of the Board under the supervision of the Board of Managers and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Company from the investments.

The valuation of the Company’s Private Investment Funds is based upon its pro-rata share of the value of the net assets of the Private Investment Fund as determined by such Private Investment Fund, in accordance with its partnership agreement, constitutional or other documents governing such valuation, on the valuation date. If such valuation with respect to the Company’s investments in Private Investment Funds is not available by reason of timing or other event on the valuation date, or is deemed to be unreliable by the Investment Adviser, the Investment Adviser, under supervision of the Board of Managers, shall determine such value based on its judgment of fair value on the appropriate date, less applicable charges, if any.

At October 31, 2008 and October 31, 2007, market quotations were not readily available for the Company’s portfolio of securities valued at $28,814,304 or 71.54% of net assets and $56,267,427 or 77.78% of net assets, respectively. Such securities were valued by the Investment Adviser, under the supervision of the Board of Managers. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

E. Security transactions and investment income:

Private and Public Companies

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Private Investment Funds

Distributions of cash or in-kind from a Private Investment Fund are recorded as a return of capital and serve to reduce the cost basis of the Private Investment Fund. Distributions received in excess of the cost basis are recognized as realized gains. Distributions are recorded when they are received from the Private Investment Fund.

F. Expenses:

The Company records expenses on an accrual basis. Such accruals require management to make estimates and assumptions that affect the reported amounts, which is consistent with U.S. generally accepted accounting principles.

G. Income taxes:

Under current law and based on certain assumptions and representations, the Company intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Company will itself not be subject to income tax. Rather, each member, in computing income tax, will include their allocable share of the Company’s income, gain, loss, deduction and expense. There were neither liabilities nor deferred tax assets relating to uncertain income tax positions taken or expected to be taken on the tax return as of December 31, 2007.

The cost of the Private Investment Funds for federal tax purposes is based on amounts reported to the Company on Schedule K-1 from the Private Investment Funds. As of October 31, 2008, the Company has not received information to determine the tax cost of the Private Investment Funds. At December 31, 2007 and December 31, 2006, the Private Investment Funds had a cost basis for tax purposes of $13,695,895 and $12,465,650, respectively. After rolling forward the tax cost for purchases and sales for the period between December 31, 2007 and October 31, 2008, the adjusted cost for tax purposes is $15,700,801. This results in net unrealized appreciation for tax purposes on the Private Investment Funds of $1,716,566. The cost basis for federal tax purposes of the Company’s other investments is $42,763,809, and those investments had net depreciation on a tax basis at October 31, 2008 of $31,366,872. The cost basis for federal tax purposes of the Company’s other investments at October 31, 2007, was $61,405,464, and those investments had net depreciation on a tax basis at October 31, 2007 of $9,924,379.

Note 3 — Investment Advisory Fee, Administration Fee and Related Party Transactions

Bank of America Capital Advisors LLC (“BACA” or the “Investment Adviser”), which has its principal offices at 100 Federal Street, Boston, MA 02110, serves as the investment adviser to the Company. BACA is a Delaware limited liability company which is registered as an investment adviser under the Investment Advisers Act. The Investment Adviser is an indirect wholly-owned subsidiary of, and controlled by, Bank of America, a bank holding and a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina 28255.

Prior to May 29, 2008, the Company’s investment adviser was UST Advisers, Inc. (“USTA”). On May 29, 2008, BACA assumed the responsibilities of the investment adviser to the Company as a result of the Transfer of USTA’s rights and obligations under the Advisory Agreement between the Company and USTA dated July 1, 2007. The Transfer was approved by the Company’s Board of Managers on March 11, 2008. This change was a product of corporate mergers resulting from the acquisition by Bank of America of U.S. Trust Corporation (“U.S. Trust Corp.”) in July 2007. The Transfer of the Advisory Agreement from USTA to BACA did not change (i) the way the Company is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Company, or (iii) the management and incentive fees the Company pays.

USTA, a Delaware corporation and registered investment adviser, has been an indirect wholly-owned subsidiary of, and controlled by, Bank of America, since July 1, 2007. Prior to that, USTA was an indirect subsidiary of U.S. Trust Corp., a registered financial holding company, which, in turn, was a wholly-owned subsidiary of Schwab.

USTA assumed the duties of the investment adviser from the previous investment adviser to the Company, U.S. Trust Company, N.A. (“UST-NA”), which was acting through its registered investment advisory division, U.S. Trust Asset Management Division, on December 16, 2005. UST-NA has served as the investment adviser to the Company pursuant to an investment advisory agreement.

Under the New Advisory Agreement for the services provided, the Investment Adviser is entitled to receive a management fee at an annual rate equal to 2.00% of the Company’s end of the quarter net assets through the fifth anniversary of the first closing date of April 5, 2001, and 1.00% of net assets thereafter.

Prior to March 31, 2006 and pursuant to a sub-advisory agreement among the Company, UST-NA, and United States Trust Company of New York (“U.S. Trust NY”), U.S. Trust NY served as the investment sub-adviser to the Company and received an investment management fee from UST-NA and USTA.

On March 31, 2006, U.S. Trust NY converted into a national bank named United States Trust Company, National Association (“U.S. Trust”) and UST-NA merged into U.S. Trust, with U.S. Trust as the surviving entity. After the merger, U.S Trust, acting through its registered investment advisory division, U.S. Trust-New York Asset Management Division (the “Investment Sub-Adviser”), was serving as investment sub-adviser to the Company pursuant to an investment sub-advisory agreement.

On July 1, 2007, U.S. Trust Corp. and its subsidiaries, including USTA, were acquired by Bank of America (the “Sale”). USTA continued to serve as the Investment Adviser to the Company after the Sale (until May 29, 2008) pursuant to the Advisory Agreement with the Company (the “Advisory Agreement”) that was approved at a special meeting of members of the Company held on March 15, 2007. The Advisory Agreement was identical in all material respects except for the term and the date of effectiveness to the previous investment advisory agreement. The Investment Sub-Adviser ceased to serve as the investment sub-adviser to the Company after the Sale.

On February 22, 2008, U.S. Trust merged into Bank of America, N.A. (“BANA”), an indirect wholly-owned subsidiary of Bank of America.

As of October 31, 2008 and October 31, 2007, $101,503 and $182,802, respectively, were payable to BACA and USTA, respectively.

On July 31, 2008, the Company received $268,999 from BACA as a reimbursement for fees associated with the sale of Genoptix, Inc. During the period, the Company, through its own internal controls, identified a potential violation of the Investment Company Act involving the sale of Genoptix, Inc. through an affiliate of USTA. BACA and its affiliate believe that the sale of Genoptix, Inc. in the initial public offering and secondary offering was at arms-length. However, to ensure the Company and its investors are made whole and in its fiduciary capacity as the Investment Adviser, BACA decided to reimburse the Company for the fees paid to its affiliate.

In addition to the management fee, the Investment Adviser is entitled to allocations and distributions equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the excess, if any, of the Company’s cumulative realized capital gains on Direct Investments, over the sum of (a) cumulative realized capital losses on investments of any type (b) cumulative gross unrealized capital depreciation on investments of any type and (c) cumulative net expenses. Direct

Investments means Company investments in domestic and foreign companies in which the equity is closely held by company founders, management, and/or a limited number of institutional investors and negotiated private investments in public companies. As of October 31, 2008 and October 31, 2007, there was no Incentive Carried Interest earned by BACA or USTA, respectively.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Company retains PNC Global Investment Servicing (“PNCGIS”) (formerly known as PFPC Inc.), a majority-owned subsidiary of The PNC Financial Services Group, as administrator, accounting and investor services agent. In addition, PFPC Trust Company serves as the Company’s custodian. In consideration for its services, the Company (i) pays PNCGIS a variable fee between 0.105% and 0.07%, based on average quarterly net assets, payable monthly, subject to a minimum quarterly fee of approximately $30,000, (ii) pays annual fees of approximately $36,667 for taxation services and (iii) reimburses PNCGIS for out-of-pocket expenses.

Charles Schwab & Co., Inc. (the “Distributor”), the principal subsidiary of Schwab, served as the Company’s distributor for the offering of units. UST-NA, and subsequently USTA, paid the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in the offering. UST-NA or an affiliate paid the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding units held by investors introduced to the Company by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.50% of the gross proceeds received by the Company from the offering. Since the fifth anniversary has expired, no further fees have been paid by the Fund or its affiliates to the Distributor.

Each member of the Board of Managers receives $10,000 as an annual retainer and the Chairman of the Board receives an additional $1,000 annual retainer. Also, each member of the Board receives $2,000 per quarterly meeting attended. In addition, each Board member receives $500 per quarterly telephonic meeting and $500 for any other telephonic special meeting. For each audit committee meeting attended, Board members receive $1,500, while the Chairman of the Audit Committee receives an additional $1,000 retainer. Each member of the Board is reimbursed for expenses incurred for attending meetings. No person who is an officer, manager or employee of Bank of America, or its subsidiaries, who serves as an officer, manager or employee of the Company, receives any compensation from the Company.

As of October 31, 2008, and October 31, 2007 Excelsior Venture Investors III, LLC had an investment in the Company of $25,570,437 and $45,925,203, respectively. This represents an ownership interest of 63.48% in the Company as of both dates.

Note 4 — Purchases and Sales of Securities

Excluding short-term investments, the Company’s purchases and proceeds received from the sale of investments and distributions received from Private Investment Funds for the years ended October 31, 2008, October 31, 2007, and October 31, 2006 were as follows:

Year Ended October 31,	Purchases ($)	Proceeds ($)
2008	3,567,909	21,457,932
2007	6,885,181	17,342,583
2006	17,056,870	2,436,843

Note 5 — Commitments

As of October 31, 2008, the Company had unfunded investment commitments to Private Investment Funds totaling $3,398,175. The Company also had commitments from its investors of $147.6 million, none of which remains uncalled.

Private Investment Funds	Commitment	Unfunded Commitment
Advanced Technology Ventures VII, L.P.	$2,700,000	$189,000
Burrill Life Sciences Capital Fund	$3,000,000	$731,349
CHL Medical Partners II, L.P.	$2,000,000	$69,960
CMEA Ventures VI, L.P.	$3,000,000	$750,000
Morgenthaler Partners VII, L.P.	$3,000,000	$150,000
Prosepect Venture Partners II, L.P.	$3,000,000	$390,000
Sevin Rosen Fund IX, L.P.	$3,000,000	$750,000
Tallwood II, L.P.	$3,000,000	$—
Valhalla Partners, L.P.	$3,000,000	$367,866

Total	$25,700,000	$3,398,175

Note 6 — Transactions with Affiliated Companies

An affiliated company is a company in which the Company has ownership of more than 5% of the voting securities. The Company did not receive dividends from affiliated companies during the year ended October 31, 2008 and October 31, 2007. Transactions with companies, which are or were affiliates, were as follows:

				For the Year Ended October 31, 2008
Name of Investment	Shares/ Principal Amount Held at October 31, 2007	October 31, 2007 Fair Value	Purchases/ Conversion Acquisition	Sales Proceeds/ Conversion	Interest Received	Realized Gain/ (Loss)	Shares/ Principal Amount Held at October 31, 2008	October 31, 2008 Fair Value (Note 1)
Controlled Affiliates
Pilot Software Inc., Escrow	—	$—	$—	$2,079,801	$76,123	$(152,497)	—	$—

Total Controlled Affiliates	—	$—	$—	$2,079,801	$76,123	$(152,497)	—	$—

Non-Controlled Affiliates
Ethertronics, Inc., Series B Preferred	4,433,333	6,650,000	—	—	—	—	4,433,333	6,650,000
Ethertronics, Inc., Series C Warrants	271,247	—	—	—	—	—	271,247	—
Ethertronics, Inc., Series C Preferred	1,697,957	2,546,937	—	—	—	—	1,697,957	2,546,937
LogicLibrary, Inc., Series A Preferred	8,751,782	4,001,492	(4,087,685)	—	1,758	—	—	—
LogicLibrary, Inc., Series A-1 Preferred	3,080,464	1,408,450	(1,408,450)	—	—	—	—	—
MIDAS Vision Systems, Inc., Series A-1 Preferred	933,593	—	—	—	—	(1,054,960)	—	—
MIDAS Vision Systems, Inc., Common Stock	157,396	—	—	—	—	(4,000,000)	—	—
NanoOpto Corp., Bridge Note	237,321	160,000	—	93,384	—	(143,937)	—	—
OpVista, Inc., Series AA Preferred	5,683,906	6,236,892	(6,236,892)	—	—	—	—	—
OpVista, Inc., Common Stock	1,079,541	1,184,567	7,411,767	—	—	—	10,615,593	—
OpVista, Inc., Series BB Convertible Preferred	433,400	491,800	(491,800)	—	—	—	—	—
OpVista, Inc., Series CC Convertible Preferred	—	—	—	—	—	—	—	—
OpVista, Inc., Bridge Note	675,989	1,351,978	(683,075)	—	7,760	—	—	—
OpVista, Inc., Series CC Warrants	675,313	—	—	—	—	—	675,313	—

				For the Year Ended October 31, 2008
Name of Investment	Shares/ Principal Amount Held at October 31, 2007	October 31, 2007 Fair Value	Purchases/ Conversion Acquisition	Sales Proceeds/ Conversion	Interest Received	Realized Gain/ (Loss)	Shares/ Principal Amount Held at October 31, 2008	October 31, 2008 Fair Value (Note 1)
Silverback Systems, Inc., Escrow	—	$—	$—	$217,763	$—	$(39,084)	—	$—
Tensys Medical, Inc., Series C Preferred	4,166,667	534,026	—	—	—	—	4,166,667	—
Tensys Medical, Inc., Series D Preferred	1,187,500	152,197	—	—	—	—	1,187,500	—
Tensys Medical, Inc., Series E Preferred	96,629	347,865	266,669	—	3,792	—	318,845	—

Total Non-Controlled Affiliates		$25,066,204	$(5,229,466)	$311,147	$13,310	$(5,237,981)		$9,196,937

Total Non-Controlled and Controlled Affiliates		$25,066,204	$(5,229,466)	$2,390,948	$89,433	$(5,390,478)		$9,196,937

				For the Year Ended October 31, 2007
Name of Investment	Shares/ Principal Amount Held at October 31, 2007	October 31, 2007 Fair Value	Purchases/ Conversion Acquisition	Sales Proceeds/ Conversion	Interest Received	Realized Gain/ (Loss)	Shares/ Principal Amount Held at October 31, 2008	October 31, 2008 Fair Value (Note 1)
Controlled Affiliates
Pilot Software Inc., Series A Preferred	46,362,656	$8,110,096	$—	$9,942,786	$—	$1,573,881	—	$—
Pilot Software Inc., Bridge Note, 9%	1,404,600	1,404,600	—	2,864,704	36,712	1,403,907	—	—
Cydelity Inc., Series A Preferred	19,995,000	—	—	—	—	(3,999,000)	—	—
Cydelity Inc., Series A-1 Preferred	19,702,277	3,940,456	—	—	—	(3,940,455)	—	—
Cydelity Inc., Series A-2 Preferred	25,535,051	2,500,009	—	1,001,681	—	(1,498,327)	—	—
Cydelity Inc., Common Stock	1,000,000	—	—	—	—	(1,000)	—	—

Total Controlled Affiliates		$15,955,161	$—	$13,809,171	$36,712	$(6,460,994)		$—

Non-Controlled Affiliates
Chips & Systems, Inc., Series A Preferred	7,000,000	—	—	—	—	(3,500,000)	—	—
Chips & Systems, Inc. Bridge Note	1,441,133	—	—	—	—	(1,441,133)	—	—
Ethertronics, Inc., Series B Preferred	4,433,333	6,650,000	—	—	—	—	4,433,333	6,650,000
Ethertronics, Inc., Series B Warrants	281,667	—	—	—	—	—	—	—
Ethertronics, Inc., Series C Warrants	214,073	—	—	—	—	—	271,247	—
Ethertronics, Inc., Series C Preferred	1,316,793	1,975,190	571,746	—	—	—	1,697,957	2,546,937
Genoptix, Inc., Series 1-A Preferred	942,481	950,822	(950,822)	—	—	—	—	—
Genoptix, Inc., Series 1-B Preferred	1,403,696	950,822	(950,822)	—	—	—	—	—
Genoptix, Inc., Common Stock	46,860	—	—	—	—	—	—	—

				For the Year Ended October 31, 2007
Name of Investment	Shares/ Principal Amount Held at October 31, 2007	October 31, 2007 Fair Value	Purchases/ Conversion Acquisition	Sales Proceeds/ Conversion	Interest Received	Realized Gain/ (Loss)	Shares/ Principal Amount Held at October 31, 2008	October 31, 2008 Fair Value (Note 1)
Genoptix, Inc., Series 1-C Preferred	620,580	$554,178	$(554,178)	$—	$—	$—	—	$—
Genoptix, Inc., Series 1-D Preferred	728,413	461,815	(461,815)	—	—	—	—	—
LightConnect, Inc., Series C Preferred	—	—	—	—	—	168,484	—	—
LogicLibrary, Inc., Series A Preferred	7,762,821	3,549,296	452,196	—	—	—	8,751,782	4,001,492
LogicLibrary, Inc., Series A-1 Preferred	3,080,464	1,408,450	—	—	—	—	3,080,464	1,408,450
MIDAS Vision Systems, Inc., Series A-1 Preferred	933,593	—	—	—	—	—	933,593	—
MIDAS Vision Systems, Inc., Common Stock	157,396	—	—	—	—	—	157,396	—
NanoOpto Corp., Series A-1 Preferred	956,234	840,912	—	—	—	(2,231,212)	—	—
NanoOpto Corp., Series B Preferred	3,023,399	1,286,155	—	—	—	(1,286,154)	—	—
NanoOpto Corp., Series C Preferred	1,682,470	733,389	—	—	—	(733,389)	—	—
NanoOpto Corp., Series C Warrants	229,410	—	—	—	—	—	—	—
NanoOpto Corp., Series D Preferred	1,234,263	382,622	—	—	—	(382,622)	—	—
NanoOpto Corp., Bridge Note	—	—	237,321	—	—	—	237,321	160,000
OpVista, Inc., Series AA Preferred	5,089,790	5,367,967	526,227	—	—	—	5,683,906	6,236,892
OpVista, Inc., Common Stock	1,079,541	1,138,542	—	—	—	—	1,079,541	1,184,567
OpVista, Inc., Series BB Convertible Preferred	—	—	491,800	—	—	—	433,400	491,800
OpVista, Inc., Bridge Note	—	—	675,989	—	—	—	675,989	1,351,978
OpVista, Inc., Series CC Warrants	—	—	—	—	—	—	675,313	—
Silverback Systems, Inc., Common	40,026	—	—	—	—	(4,759,081)	—	—
Silverback Systems, Inc., Series B	559,993	1,600,000	—	749,976	—	(750,805)	—	—
Silverback Systems, Inc., Series A-2 Preferred	772,503	—	—	—	—	(2,070,310)	—	—
Tensys Medical, Inc., Series C Preferred	4,166,667	1,887,160	—	—	—	—	4,166,667	534,026
Tensys Medical, Inc., Series D Preferred	1,187,500	537,840	—	—	—	—	1,187,500	152,197
Tensys Medical, Inc., Series E Preferred	—	—	—	115,954	—	—	96,629	347,865
Tensys Medical, Inc., Bridge Note	52,017	52,017	59,039	(115,954)	4,898	—	—	—

Total Non-Controlled Affiliates		$30,327,177	$96,681	$749,976	$4,898	$(16,986,222)		$25,066,204

Total Non-Controlled and Controlled Affiliates		$46,282,338	$96,681	$14,559,147	$41,610	$(23,447,216)		$25,066,204

Note 7 — Guarantees

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Note 8 — Disclosure regarding Private Investment Funds over 5% of Net Assets

CMEA Ventures VI, L.P. represents 6.99% of the Company’s Net Assets at October 31, 2008. The investment objective of CMEA Ventures VI, L.P. is to invest in and assist new and emerging growth-oriented business that are involved in the areas of life science technology, human healthcare and high technology companies in order to achieve net rates of return on invested capital in the top quartile of venture capital funds of the same vintage year. CMEA Ventures VI, L.P. does not provide liquidity to its partners in the form of redemptions and explicitly states that no partner can withdraw its capital or profits. Liquidity is provided at the general partner’s discretion in the form of distributions in either cash or marketable securities. Additionally, the general partner of CMEA Ventures VI, L.P. may approve transfers at its sole discretion.

Tallwood II, L.P. represents 5.02% of the Company’s Net Assets at October 31, 2008. The investment objective of Tallwood II, L.P. is to invest in attractive, early-stage growth companies possessing leading-edge technology in the semiconductor industry in order to achieve capital appreciation. Tallwood II, L.P. does not provide liquidity to its partners in the form of redemptions and explicitly states that no partner can withdraw its capital or profits. Liquidity is provided at the general partner’s discretion in the form of distributions in either cash or marketable securities. Additionally, the general partner of Tallwood II, L.P. may approve transfers at its sole discretion.

Valhalla Partners, L.P. represents 5.99% of the Company’s Net Assets at October 31, 2008. The investment objective of Valhalla Partners, L.P. is to invest in attractive early-stage venture capital investments in information technology companies in the Mid-Atlantic region in order to achieve superior rates of return on invested capital. Valhalla Partners, L.P. does not provide liquidity to its partners in the form of redemptions and explicitly states that no partner can withdraw its capital or profits. Liquidity is provided at the general partner’s discretion in the form of distributions in either cash or marketable securities. Additionally, the general partner of Valhalla Partners, L.P. may approve transfers at its sole discretion.

Note 9 — New Accounting Pronouncements

Effective November 1, 2007, the Company adopted the Financial Accounting Standards Board (“FASB”) FASB interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. The Company has evaluated the application of FIN 48 and has determined that it does not have a material impact on the Company’s financial statements. There are neither tax liabilities nor deferred tax assets relating to uncertain income tax positions taken or expected to be taken on the tax return for the year ended December 31, 2007. The statute of limitations on the Company’s U.S. Federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statute of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

FASB issued Statement No. 157 (“SFAS 157”) in September 2006, “Fair Value Measurements”, which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. This statement provides enhanced guidance for using fair value to measure assets and liabilities. It clarifies fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. The standard applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. The Company is reviewing the statement and its impact on the financial statements.

Note 10 — Subsequent Events

In November 2008, Archemix announced a proposed merger with NitroMed, Inc., which trades on the NASDAQ under the symbol NTMD. The merger is subject to various shareholder approvals and is expected to be completed by the second quarter of 2009.

In November 2008, Tensys Medical, Inc. and its board of directors agreed to a merger and acquisition transaction with a privately held company. This transaction will not provide any liquidity to the Company, and is expected to occur in first quarter 2009.

Supplemental Information (Unaudited)

Effective November 14, 2008, Mr. Matthew Ahern replaced Mr. Raghav Nandagopal as the portfolio manager (the “Portfolio Manager”) primarily responsible for the day-to-day management of the Company’s portfolio, subject to such policies as may be adopted by the Board.

Mr. Ahern joined the Investment Adviser in 2004 via Fleet Bank’s Private Equity Portfolio (“PEP”) Fund Group, which he joined in 2002. His responsibilities include evaluating potential private equity fund investments, documenting and closing new investments, and actively managing numerous Investment Adviser relationships for the benefit of third party investors. Mr. Ahern also has a leading role in assessing the performance, and providing key analysis regarding, the Investment Adviser’s current and prospective underlying funds and direct investments. Prior to joining Fleet Bank, Mr. Ahern was a Director of Capitalyst Ventures, a seed stage venture capital fund with offices in Boston and Washington D.C., where he led the firm’s investment strategy efforts and was a member of the investment committee. Prior to launching that firm, he spent a year as a financial analyst in an M.B.A. private equity training program at HarbourVest Partners, an international private equity fund of funds group. Mr. Ahern holds a B.A. from Boston University and an M.B.A in Entrepreneurship and Finance from Babson College, summa cum laude.

Managers and Officers

Set forth below are names, ages, positions and certain other information concerning the current managers and certain officers of the Company as of October 31, 2008.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager*

Disinterested Managers

Gene M. Bernstein Bank of America 114 West 47th Street New York, NY 10036 (Born 1947)	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Bernstein is Director of NIC Holding Corp. He was Dean of the Skodneck Business Development Center at Hofstra University from 2000-2001. Prior to that, Mr. Bernstein was President and Vice Chairman at Northville Industries, a petroleum marketing, distribution, trading and storage company and wholly-owned subsidiary of NIC Holding Corp. Mr. Bernstein also serves as a manager of Excelsior Venture Investors III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC.	5

Victor F. Imbimbo Bank of America 114 West 47th Street New York, NY 10036 (Born 1952)	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Imbimbo is the President and CEO of Caring Today, LLC., the publisher of Caring Today Magazine, the leading information resource within the family caregivers market. Prior to this, Mr. Imbimbo, was Executive Vice President of TBWA\New York and President for North America with TBWA/WorldHealth, a division of TBWA Worldwide where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry. Mr. Imbimbo serves as a manager of Excelsior Venture Investors III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC. Mr. Imbimbo is a Board member for Vertical Branding, Inc, a public company specializing in direct response branding and marketing.	5

Stephen V. Murphy Bank of America 114 West 47th Street New York, NY 10036 (Born 1945)	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Murphy is President of S.V. Murphy & Co., an investment banking firm. Mr. Murphy serves as a manager of Excelsior Venture Investors III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC. He also serves on the board of directors of The First of Long Island Corporation, The First National Bank of Long Island and Bowne & Co., Inc.	5

John C. Hover II Bank of America 114 West 47th Street New York, NY 10036 (Born 1943)	Manager and Chairman of the Board and Member of the Audit and Valuation Committees	Since Company inception. Served on Audit and Valuation Committees since July 1, 2007	Mr. Hover was an Executive Vice President of U.S. Trust Company (retired since 1998). Mr. Hover serves as chairman of the board of managers of Excelsior Venture Investors III, LLC. He also serves on the board of directors of Tweedy, Browne Fund, Inc.	2

*	The “Fund Complex” consists of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC.

Officers

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

James D. Bowden Bank of America Capital Advisors, LLC One Financial Center Boston, MA 02111 (Born 1953)	Chief Executive Officer and President	Since July, 2008	Managing Director and Senior Vice President, Bank of America Capital Advisors, LLC (since 1998).

Steve L. Suss Bank of America Capital Advisors, LLC One Financial Center Boston, MA 02111 (Born 1960)	Chief Financial Officer and Treasurer	Since April, 2007	Managing Director, Alternative Investment Solutions, Bank of America (7/07 to present); Director (4/07 to 5/08), Senior Vice President (7/07 to 5/08), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06); Vice President and Chief Financial Officer, Westway Capital LLC (9/97 to 1/02).

Benjamin Tanen Bank of America Capital Advisors, LLC One Financial Center Boston, MA 02111 (Born 1976)	Vice President	Since April, 2007	Vice President, Alternative Investment Group, Bank of America (7/07 to present); Vice President, UST Advisers, Inc. (9/05 to 5/08); Associate and Vice President at Dawntreader Ventures (formerly SoundView Ventures), a venture capital firm (2000 to 2005); Associate Analyst at Giga Information Group (now Forrester Research), a technology research and advisory firm (1997 to 1999).

Marina Belaya Bank of America 114 W. 47th Street New York, NY 10036 (Born 1967)	Secretary	Since April, 2007	Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).

Linda Wondrack Bank of America One Financial Center Boston, MA 02111 (Born 1964)	Chief Compliance Officer	Since August, 2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America (6/05 to present); Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (8/04 to 5/05; Managing Director, Deutsche Asset Management (prior to 8/04).

All officers of the Company are employees and/or officers of the Investment Adviser.

Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

Stephen Murphy is the audit committee financial expert and is “independent,” pursuant to the general instructions on Form N-CSR Item 3.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registered public accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $60,500 for 2008 and $58,300 for 2007.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the registered public accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2007.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the registered public accountant for tax compliance, tax advice, and tax planning are $0 for 2008 and $0 for 2007.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the registered public accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2007.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (the “Committee”) has oversight responsibility for determining the qualification and independence of the registrant’s independent auditors, as well as the pre-approval policies and procedures. In discharging its responsibilities in this area, the Committee:

•	evaluates the independence of the registrant’s independent auditors and receives the auditors’ specific representations as to their independence;

•

to the extent required by applicable law, pre-approves: (i) all audit and non-audit services that the registrant’s independent auditors provide to the registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant;

•

reviews reports prepared by the registrant’s independent auditors detailing the fees paid to the registrant’s independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission (“SEC”); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm’s tax division, except those services related to the audit, including tax compliance, tax planning and tax advice); and (iv) other services (includes financial information systems implementation and design);

•

ensures that the registrant’s independent auditors prepare and deliver annually to the Committee a written statement (the “Auditors’ Statement”) describing: (i) the auditors’ internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the registrant, including each non-audit service provided to the registrant and the matters set forth in Independence Standards Board No. 1;

•

receives and reviews periodic written reports or updates from the registrant’s independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the registrant’s management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the registrant; and (iv) all non-audit services provided to any entity in the registrant’s investment complex that were not pre-approved by the Committee;

•	reviews and evaluates the qualifications, performance and independence of the lead partner of the registrant’s independent auditors;

•

requires the registrant’s independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the registrant to provide any services other than audit, review or attest services.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) Not applicable

(d) Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $3.5 million for 2008 and $4.7 million for 2007.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

EXCELSIOR VENTURE INVESTORS III, LLC

The Proxy Voting Policies are set forth within.

Proxy Voting Policy

Excelsior Venture Investors III, LLC (the “Fund”) has adopted this policy with respect to the voting of proxies on matters relating to its sole investment security holding, its membership interest in Excelsior Venture Partners III, LLC (the “Master Fund”).

When the Fund is asked to provide proxies in respect of the Master Fund the Fund will either (a) seek instructions from its security holders with regard to the voting of all such proxies and vote such proxies only in accordance with such instructions or (b) will vote the units membership interest held by it in the same proportion as the vote of all other holders of units of membership interest in the Master Fund. This policy has been adopted consistent with the requirements of Section 12(d)(1)(E)(iii)(aa) of the Investment Company Act of 1940.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Effective November 14, 2008, Mr. Matthew J. Ahern replaced Mr. Raghav Nandagopal as the portfolio manager (the “Portfolio Manager”) primarily responsible for the day-to-day management of the registrant’s portfolio, subject to such policies as may be adopted by the Board of Directors.

Matthew J. Ahern, Director and Senior Vice President of Bank of America Capital Advisors LLC. Mr. Ahern joined Bank of America Capital Advisors LLC (the “Investment Adviser”) in 2004 via Fleet Bank’s Private Equity Portfolio (“PEP”) Funds group, which he joined in 2002. His responsibilities include evaluating potential private equity fund investments, documenting and closing new investments, and actively managing numerous Investment Adviser relationships for the benefit of third party investors. Mr. Ahern also has a leading role in assessing the performance, and providing key analysis regarding, the Investment Adviser’s current and prospective underlying funds and direct investments. In addition, he serves on the BACA Investment Committee. Prior to joining Fleet Bank, Mr. Ahern was a Director of Capitalyst Ventures, a seed stage venture capital fund with offices in Boston and Washington D.C., where he led the firm’s investment strategy efforts and was a member of the investment committee. Prior to launching that firm, he spent a year as a Financial Analyst in an M.B.A. private equity training program at HarbourVest Partners, an international private equity fund of funds group. Mr. Ahern holds a B.A. from Boston University and an M.B.A. in Entrepreneurship and Finance from Babson College, summa cum laude.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member as of October 31, 2008:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
			(in millions)		(in millions)
Matthew Ahern	Registered Investment Companies:	2	$152.7	2	$152.7

Matthew Ahern	Other Pooled Investment Vehicles:	26	$2,178.7	26	$2,178.7

Matthew Ahern	Other Accounts:	1	$17.3	0	$0

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise should Mr. Ahern have day-to-day portfolio management responsibilities with respect to more than one fund. Mr. Ahern may manage other accounts with investment strategies similar to the registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Mr. Ahern may personally invest in these accounts. These factors could create conflicts of interest if Mr. Ahern were to have incentives to favor certain accounts over others, resulting in other accounts outperforming the registrant. These risks are largely mitigated in the case of the registrant, however, since its investment program, which is conducted through the portfolio activities of Excelsior Venture Partners III LLC, has largely been completed, subject only to follow on investments which may be made in certain existing portfolio companies.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members—As of October 31, 2008.

Mr. Ahern compensation consists of a combination of a fixed salary and a discretionary bonus. The discretionary bonus is not tied directly to the performance of, or value of assets, of the registrant or any other fund managed by the Investment Adviser. The amount of salary and bonus paid to Mr. Ahern is based on a variety of factors, including, without limitation, the financial performance of the Investment Adviser, execution of managerial responsibilities, client interactions, support and general teamwork.

(a)(4) Ownership of Fund Securities

As of October 31, 2008, Mr. Ahern does not own any interest in the registrant.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last submitted a response to this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as Exhibit 99.906. CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Excelsior Venture Investors III, LLC

By (Signature and Title)*	/s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date	January 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date	January 9, 2009

By (Signature and Title)*	/s/ Steven L. Suss
Steven L. Suss, Treasurer and Chief Financial Officer

Date	January 9, 2009

*	Print the name and title of each signing officer under his or her signature.